Exhibit 10 (c)





                OWENS & MINOR, INC.
                   PENSION PLAN






                  Effective Date
                  March 31, 1957

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              As Amended and Restated
                  January 1, 1994


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                 TABLE OF CONTENTS

ARTICLE                                       PAGE

INTRODUCTION . . . . . . . . . . . . . . . . .   1

DEFINITIONS. . . . . . . . . . . . . . . . . .   2
     1.01 Absence on Authorized Leave. . . . .   2
     1.02 Accrued Benefit. . . . . . . . . . .   2
     1.03 Actuarial Equivalent . . . . . . . .   3
     1.04 Affiliate. . . . . . . . . . . . . .   3
     1.05 Annuity Starting Date. . . . . . . .   3
     1.06 Beneficiary. . . . . . . . . . . . .   3
     1.07 Board. . . . . . . . . . . . . . . .   4
     1.08 Committee. . . . . . . . . . . . . .   4
     1.09 Compensation . . . . . . . . . . . .   4
     1.10 Contributions. . . . . . . . . . . .   6
     1.11 Corporation. . . . . . . . . . . . .   6
     1.12 Credited Service . . . . . . . . . .   6
     1.13 Defined Benefit Plan . . . . . . . .   9
     1.14 Defined Contribution Plan. . . . . .   9
     1.15 Delayed Retirement Date. . . . . . .   9
     1.16 Disability Retirement Date . . . . .   9
     1.17 Early Retirement Date. . . . . . . .   9
     1.18 Effective Date . . . . . . . . . . .   9
     1.19 Employee . . . . . . . . . . . . . .  10
     1.20 Employer . . . . . . . . . . . . . .  10
     1.21 ERISA. . . . . . . . . . . . . . . .  11
     1.22 Fiduciary. . . . . . . . . . . . . .  11
     1.23 Fund . . . . . . . . . . . . . . . .  11
     1.24 Highly Compensated Employee. . . . .  11
     1.25 Hours of Service . . . . . . . . . .  14
     1.26 IRC. . . . . . . . . . . . . . . . .  16
     1.27 Limitation Year. . . . . . . . . . .  16
     1.28 Normal Retirement Age. . . . . . . .  16
     1.29 Normal Retirement Date . . . . . . .  17
     1.30 One Year Break in Service. . . . . .  17
     1.31 Participant. . . . . . . . . . . . .  18
     1.32 Past Service Compensation. . . . . .  18
     1.33 Plan . . . . . . . . . . . . . . . .  19
     1.34 Plan Year. . . . . . . . . . . . . .  19
     1.35 Service. . . . . . . . . . . . . . .  19
     1.36 Social Security Retirement Age . . .  21
     1.37 Spouse . . . . . . . . . . . . . . .  21
     1.38 Surviving Spouse . . . . . . . . . .  21
     1.39 Total and Permanent Disability or
          Totally and Permanently Disabled . .  21
     1.40 Trust Agreement. . . . . . . . . . .  22
     1.41 Trustee. . . . . . . . . . . . . . .  22
     1.42 Year of Service. . . . . . . . . . .  22

ELIGIBILITY AND PARTICIPATION. . . . . . . . .  24
     2.01 Eligibility. . . . . . . . . . . . .  24
     2.02 Eligibility on Reemployment. . . . .  25
     2.03 Participation. . . . . . . . . . . .  25
     2.04 Reemployment of Retired Participants  25

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RETIREMENT BENEFITS. . . . . . . . . . . . . .  27
     3.01 Normal Retirement Benefit. . . . . .  27
     3.02 Delayed Retirement Benefit . . . . .  28
     3.03 Early Retirement Benefit . . . . . .  30
     3.04 Disability Retirement Benefit. . . .  31
     3.05 Minimum Benefit. . . . . . . . . . .  32
     3.06 Post-Retirement Medical Benefits . .  33
     3.07 Early Retirement Incentive . . . . .  38

NORMAL AND OPTIONAL METHODS OF RETIREMENT
            BENEFIT PAYMENTS
     4.01 Normal Form of Payment . . . . . . .  41
     4.02 Available Options. . . . . . . . . .  41
     4.03 Maximum Option Payable . . . . . . .  43
     4.04 Automatic Option . . . . . . . . . .  43
     4.05 Lump Sum Payments. . . . . . . . . .  44
     4.06 Rollover Distributions . . . . . . .  46
     4.07 Consent Prior to Distribution from the
          Plan . . . . . . . . . . . . . . . .  48
     4.08 No Reduction of Accrued Benefits . .  49

BENEFITS ON TERMINATION OF EMPLOYMENT. . . . .  51
     5.01 Vesting of Benefits. . . . . . . . .  51
     5.02 Payment of Deferred Vested Benefit .  52

BENEFITS ON DEATH. . . . . . . . . . . . . . .  54
     6.01 Death After Eligibility for Early
          Retirement . . . . . . . . . . . . .  54
     6.02 Death After Eligibility for Normal
          Retirement . . . . . . . . . . . . .  55
     6.03 Death After Eligibility for
          Disability Retirement  . . . . . . .  55
     6.04 Death of a Vested Participant. . . .  58
     6.05 Death Subsequent to Retirement . . .  60
     6.06 Lump Sum Death Benefit . . . . . . .  60

FUNDING. . . . . . . . . . . . . . . . . . . .  61
     7.01 Contributions by the Employer. . . .  61
     7.02 Trust Fund . . . . . . . . . . . . .  61
     7.03 Funding Standard Account . . . . . .  61

FIDUCIARIES AND ADMINISTRATION OF THE PLAN . .  63
     8.01 General. . . . . . . . . . . . . . .  63
     8.02 Employer Responsibilities. . . . . .  63
     8.03 Trustee. . . . . . . . . . . . . . .  64
     8.04 Administrative Committee . . . . . .  65
     8.05 Claims for Benefits. . . . . . . . .  66
     8.06 Claims Procedures. . . . . . . . . .  67
     8.07 Records. . . . . . . . . . . . . . .  68
     8.08 Missing Persons. . . . . . . . . . .  69

MAXIMUM BENEFITS AND REQUIRED DISTRIBUTION
               OF BENEFITS . . . . . . . . . .  70
     9.01 Maximum Retirement Benefit . . . . .  70
     9.02 Multiple Plan Participation. . . . .  76
     9.03 Required Distribution of Benefits. .  77

AMENDMENT AND TERMINATION OF THE PLAN. . . . .  81

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     10.01 Amendment of the Plan . . . . . . .  81
     10.02 Termination of the Plan . . . . . .  81
     10.03 Twenty-five (25) Highest Paid
           Limitation - Effective for Plan
           Years Beginning before
           January 1, 1994 . . . . . . . . . .  83
     10.04 Restriction on Benefits for Top
           Twenty-Five (25) Highly
           Compensated Employees - Effective for
           Plan Years Commencing on and
           After January 1, 1994. . . . . . . . 88

PROVISIONS RELATIVE TO EMPLOYERS INCLUDED
               IN PLAN . . . . . . . . . . . .  89
     11.01 Method of Participation . . . . . .  89
     11.02 Withdrawal from Participation . . .  89

TOP HEAVY PLAN PROVISIONS. . . . . . . . . . .  91
     12.01 General . . . . . . . . . . . . . .  91
     12.02 Minimum Benefits. . . . . . . . . .  91
     12.03 Definitions . . . . . . . . . . . .  91
     12.04 Multiple Plan Participation . . . .  96
     12.05 No Duplication of Minimum Benefit. . 96
     12.06 Actuarial Assumptions  . . . . . . . 96
     12.07 Vesting. . . . . . . . . . . . . . . 97

MISCELLANEOUS. . . . . . . . . . . . . . . . .  98
     13.01 Governing Law . . . . . . .  . . . . 98
     13.02 Construction . . . . . . . . . . . . 98
     13.03 No Employment Contract . . . . . . . 98
     13.04 Receipt Prior to Payment . . . . . . 98
     13.05 Payments to Minors and Incompetents  99
     13.06 Non-alienability of Benefits . . . . 99
     13.07 Merger of Plans . . . . . . . . . . 104
     13.08 Mistake of Fact . . . . . . . . . . 105
     13.09 Exclusive Benefit . . . . . . . . . 106
     13.10 Expenses . . . . . . . . .  . . . . 106
     13.11 Indemnification . . . . . . . . . . 106
     13.12 Small Payments . . . . . .  . . . . 106
     13.13 Counterparts . . . . . . .  . . . . 106

ADOPTION OF THE PLAN . . . . . . . . . . . . . 107


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                       INTRODUCTION

  The Owens & Minor, Inc. Pension Plan became effective March 31, 1957, and was subsequently amended with the most recent amendment and restatement being effective January 1, 1989.
  The amended and restated Retirement Plan herein contained constitutes an amendment, effective January 1, 1994, to the earlier plan provisions, rather than a replacement of such plan. The plan provisions as in effect immediately prior to this January 1, 1994, amendment and restatement, modified by
Section 6.04 and Section 10.02 of this amended and restated Plan, shall remain in effect for those Participants who are not actively employed by the participating Employers at any time after such date. The assets held under the 1984 trust shall continue to be held pursuant to the Plan as herein amended.

  The purpose of this Plan is to provide retirement security for eligible Employees. It is intended that this Plan, together with the Trust Agreement established to carry out the funding of the Plan, meet all the requirements of the Internal Revenue Code of 1986 ("IRC"), as amended, and the Plan shall be interpreted, wherever possible, to comply with the terms of the IRC and all formal regulations and rulings issued under the IRC.

  Effective January 1, 1994, the Plan as amended and restated has the terms and provisions hereinafter set forth.

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                       ARTICLE I
                       DEFINITIONS

  As used herein and in the concomitant Trust Agreement, unless otherwise required by the context, the following words and phrases shall have the meanings indicated:

1.01 Absence on Authorized Leave means any absence approved by the Employer, provided that the Employee returns to the service of the Employer prior to the termination of such leave. An absence shall not be considered an Absence on Authorized Leave unless the Employee returns to the service of the Employer and remains for a period at least equal to the length of the absence. When granting a leave of absence, the Employer shall act in a nondiscriminatory manner with respect to all Employees in similar standing.

1.02 Accrued Benefit means, for any Participant as of any date, the sum of his Future Service Benefit determined in accordance with Section 3.01(a) as of such date and his Past Service Benefit determined in accordance with Section 3.01(b), provided however, that the amount so determined shall not take into consideration any years of Credited Service in excess of forty (40).

          Credited Service prior to the Participant's initial Plan Year of participation shall be excluded for purposes of determining the above Accrued
      Benefit.  Notwithstanding the preceding, for
      Participants of the Plan on December 31, 1984, whose participation commenced at age twenty-five (25), it shall be conclusively determined that his participation commenced at age twenty-one (21).

          Notwithstanding anything contained hereinabove, for Participants under the Plan as of December 31, 1993, in no event will the amount as hereinbefore determined be less than the accrued benefit determined at December 31, 1993, under the provisions of the Plan as in effect on December 31, 1993.

1.03 Actuarial Equivalent means a benefit of equivalent value when computed on the basis of the factors denoted in the Appendix to this Plan.

1.04 Affiliate means an organization which is a member of the same controlled group of organizations, as defined in IRC Sections 414(b), (c), (m) and (o), as the Employer but which is not an Employer.

1.05  Annuity Starting Date means:

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      1.05(a)  the first day of the first period for
               which an amount is payable as an annuity, or
      1.05(b)  in the case of a benefit not payable in
               the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit, or
      1.05(c)  the first day of the first period for
               which a benefit is to be received by
               reason of Total and Permanent Disability.

1.06 Beneficiary means any person designated by a Participant or otherwise entitled to receive such benefits as may become payable under the provisions of the Plan after the death of such Participant.

          The designation of a Beneficiary shall be made on forms provided by the Committee, and such forms shall be maintained in files held by the Committee.
      A Participant from time to time may change his Beneficiary by written notice to the Committee, and upon such change, the rights of all previously designated Beneficiaries to receive any benefits under the Plan shall cease. If, at the date of death of the Participant, there is no valid and current Beneficiary designation on file with the Committee, then any death benefits which would have been payable to the Beneficiary shall be payable to the Participant's Spouse, if any; if none, equally to the Participant's surviving children, if any; or if none, then to the Participant's estate. The interpretation of the Committee with respect to any Beneficiary designation, subject to applicable law, shall be binding and conclusive upon all parties, and no person who claims to be a Beneficiary, or any other person, shall have any right to question any action of the Committee, which in the judgment of the Committee fulfills the intent of the Participant who filed such designation.

          If a Beneficiary designated by a Participant is not the Participant's Spouse, then the Spouse's written consent shall be required for the designation of the alternate Beneficiary to become effective and such consent must be limited to a benefit for a specific alternate Beneficiary or form of benefits and acknowledge the effect of the consent. Such consent shall be witnessed by a representative of the Committee or a notary public.
      Any change in the designation of an alternate
      Beneficiary shall also require the consent of the Spouse for such change to become effective. The
      Committee may accept an election other than that

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

      provided hereunder without the consent of the Spouse if there is no Spouse, the Spouse cannot be located, or under such other circumstances as may be prescribed by regulations. Any spousal consent shall be applicable only to the Spouse granting such consent.

1.07 Board means the board of directors of the Corporation.

1.08 Committee means the Administrative Committee provided for in Article VIII.

1.09 Compensation means, for any Employee, the total annual nondeferred compensation of an Employee from the Employer during the Plan Year, including overtime payments, and bonuses, but excluding indirect or extraordinary compensation, provided, compensation for any Plan Year shall include only compensation while a Participant of the Plan. For
      Employees classified as salesmen, "Compensation" means gross commissions less expenses. Compensation for any Employee shall include any amounts which the Employee could have elected to receive as cash in the current year as taxable income (a) prior to having such amount contributed to the Savings and Protection Plan for Employees of Owens & Minor,
      Inc., which is maintained pursuant to IRC Section
      401(k) and/or (b) in lieu of a non-taxable benefit under the Owens & Minor Flexible Benefit Plan which is maintained pursuant to IRC Section 125, but excluding any contributions by the Employer to this or any other employee benefit program other than the amount(s) specifically stated herein.

          Effective January 1, 1994, in no event shall Compensation as hereinbefore determined exceed one hundred fifty thousand dollars ($150,000) or such greater amount as may be determined by the Secretary of Treasury pursuant to IRC Section 401(a)(17). In determining the Compensation of an Employee for purposes of this limit, the rules of IRC Section
      414(q)(6) shall apply, except in applying such rules, the term "family" shall include only the spouse of the Employee and any lineal descendants of the Employee who have not attained age nineteen (19) before the close of the year. If, as a result of the application of such rules, the adjusted one hundred fifty thousand dollar ($150,000) limit is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of the limit.
      Effective January 1, 1989 through December 31, 1993, in no event shall Compensation as hereinbefore determined have exceeded two hundred thousand dollars ($200,000) or such greater amount as may have been determined by the Secretary of Treasury pursuant to IRC Section 401(a)(17), provided that the increase determined as of any January 1 of a calendar year by the Secretary of Treasury shall have been effective for Plan Years beginning in such calendar year.

          Compensation of an Employee who is at any time simultaneously in the employ of more than one
      Employer shall be the sum of such earnings received by the Employee from all Employers.

1.10 Contributions means the payments as provided herein by the Employer to the Fund.

1.11 Corporation means Owens & Minor, Inc., a Virginia corporation, or any successor thereto. The
      Corporation is the sponsor, named Fiduciary and administrator of the Plan for purposes of ERISA as it relates to the employees of each Employer.

1.12 Credited Service means, for any Employee as of any date, the sum of past Credited Service, if any, under Section 1.12(a) and future Credited Service under Section 1.12(b), subject to Sections 1.12(c),
      1.12(d), 1.12(e) and 1.12(f), if applicable.

      1.12(a)  If the Employee was employed by the
               Employer on March 31, 1976, he shall
               receive credit for past service.  Past
               service shall mean the number of years and months of continuous employment by the Employer of an Employee from his most recent hiring date prior to March 31, 1976, until March 31, 1976.
      1.12(b) Future service shall be the total number of Plan Years during which the Employee has at least one thousand (1,000) Hours of Service for the Employer during the period of time commencing on the later of (i)
               March 31, 1976; or (ii) if Section 1.12(c) is applicable, the first day of the Plan
               Year coincident with or immediately
               preceding the applicable reemployment
               date.  For Plan Years beginning after
               December 31, 1980, an Employee shall
               receive one-twelfth (1/12) of a year of
               Credited Service for each month of
               Credited Service during which at least
               eighty-three and one-third (83 1/3) Hours of Service are credited to him, provided that no more than one (1) year of Credited Service shall be credited for any Plan
               Year. In the year of termination due to retirement, death or disability, an
               Employee shall receive one-twelfth (1/12) of a year of Credited Service for each full or partial month that he worked during the Plan Year.
      1.12(c) Notwithstanding the above, if a terminated Participant is subsequently reemployed and again becomes a Participant, his Credited Service shall not include any periods of employment prior to reemployment if the number of his consecutive One Year Breaks in Service as of his reemployment date equals or exceeds the greater of (i) five
               (5) consecutive One Year Breaks in
               Service, or (ii) his Credited Service
               prior to such break and his vested
               percentage under Section 5.01 was zero at date of termination. However, the provisions of Section 1.12(c)(i) shall apply only to Employees actively participating in the Plan on and after the first day of the Plan Year following
               December 31, 1984.
      1.12(d)  Any Employee who was excluded from
               participation in the Plan for periods
               prior to January 1, 1988, because his
               original date of employment with the
               Employer from which Credited Service was determined was within five (5) years of his Normal Retirement Age, and who completes an Hour of Service on or after January 1, 1988, shall receive Credited Service in accordance with the provisions of this Section 1.12 for any period of employment prior to the date he is eligible to commence participation in the Plan in accordance with Section 2.01.
      1.12(e) For those Participants of the Plan on December 31, 1984, who had commenced participation in the Plan at age twenty-five
               (25), it shall be conclusively
               presumed that participation commenced at the later of the attainment of age twenty-one
               (21) or such other age after
               satisfaction of the service requirement
               for eligibility to participate.
      1.12(f) Notwithstanding anything contained herein to the contrary, Credited Service shall not include:
                 (i) Years of Credited Service
                     accumulated with an Employer prior

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
                     to the Employer's affiliation with
                     the Corporation;
                (ii) Years of Credited Service
                     accumulated due to Absence on
                     Authorized Leave;
               (iii) Except as provided in Sections
                     1.12(d) and 1.12(e) above, years
                     of Credited Service prior to the
                     date a Participant commenced
                     participation in the Plan; and
                (iv) Any years of Credited Service in
                     excess of forty (40).

1.13 Defined Benefit Plan means a plan established and qualified under IRC Section 401 or 403, except to the extent it is, or is treated as, a Defined
      Contribution Plan.

1.14 Defined Contribution Plan means a plan established and qualified under IRC Section 401 or 403 which provides for an individual account for each Participant therein and for benefits based solely on the amount contributed to each Participant's account and any income and expenses or gains or losses (both realized and unrealized) which may be allocated to such accounts.

1.15 Delayed Retirement Date means the first day of any month coinciding with or next following the actual date the Participant severs his employment with the Employer after his Normal Retirement Date.

1.16 Disability Retirement Date means the first day of any month, prior to a Participant's Normal
      Retirement Date, coinciding with or next following a determination by the Committee that the Participant is Totally and Permanently Disabled.

1.17 Early Retirement Date means the first day of any month, prior to a Participant's Normal Retirement
      Date, provided the Participant has attained age fifty-five (55) and completed at least ten (10) years of Service with any Employers subject to this Plan. A Participant who had (a) met the eligibility requirements for Plan participation prior to January
      1, 1981 and (b) reached age fifty-five (55) prior to January 1, 1981, may retire early without regard to the requirement to complete at least ten (10) years of Service.

1.18 Effective Date means, with respect to all employees of Owens, Minor & Bodeker, Incorporated, except those classified as sales employees, March 31, 1957;
      with respect to employees of Owens, Minor & Bodeker,

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

      Incorporated of North Carolina, March 31, 1959; with respect to employees of Powers and Anderson, Incorporated and Powers and Anderson Surgical
      Instrument Company, Incorporated, March 31, 1969.
      With respect to employees of any other subsidiary or Affiliate, the January 1 or July 1 following affiliation as a subsidiary or Affiliate.

1.19 Employee means any person employed by the Employer including officers and any director who is active in the business of the Employer in a capacity other than as director only but excluding any person considered a leased employee within the definition of IRC Section 414(n).

          A leased employee is any person other than an employee of the Employer who pursuant to an agreement between the Employer and any other person
      (leasing organization) has performed services for the Employer or for the Employer and related persons, determined in accordance with IRC Section
      414(n)(6), on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the Employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer.

1.20 Employer means, collectively or individually as the context may indicate, the Corporation and any other organization which (a) is a member of the same controlled group of organizations as the Corporation as determined pursuant to IRC Sections 414(b), (c),
      (m) and (o), (b) the Board has authorized to adopt the Plan, and (c) by taking appropriate action has adopted the Plan and become signatory to the Trust
      Agreement, or any successor to one or more of such entities.

1.21  ERISA means the Employee Retirement Income Security
      Act of 1974, as amended from time to time.

1.22  Fiduciary means the Corporation, Employer, Trustee,
      Committee and any individual, corporation, firm or other entity which assumes in accordance with
      Article VIII responsibilities of the Corporation, Employer, Trustee or Committee respecting management of the Plan or the disposition of its assets.

1.23  Fund means the trust fund created in accordance with
      Article VII.

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1.24  Highly Compensated Employee means:
      1.24(a)  Any employee who as of the Determination
               Date meets one of the following criteria --

                 (i) was a Five Percent (5%) Owner of
                     the Employer or Affiliate;
                (ii) received (or is projected to
                     receive) compensation from the
                     Employer or Affiliate in excess of
                     seventy-five thousand dollars
                     ($75,000) (or such larger amount
                     as may be determined by the
                     Secretary of Treasury) for the
                     Plan Year;
               (iii) received (or is projected to
                     receive) compensation from the
                     Employer or Affiliate in excess of
                     fifty thousand dollars ($50,000)
                     (or such larger amount as may be
                     determined by the Secretary of
                     Treasury) for the Plan Year and
                     was, as of the Determination Date,
                     in the top-paid group consisting
                     of the top twenty percent (20%) of
                     the employees (considering all
                     employees of the Employer or
                     Affiliate) when ranked on the
                     basis of compensation received (or
                     projected to be received) during
                     the Plan Year; or
                (iv) was an officer and received (or is
                     projected to receive) compensation
                     greater than fifty percent (50%)
                     of the amount in effect under IRC
                     Section 415(b)(1)(A) for the Plan
                     Year.  If, as of the Determination
                     Date, no officer of the Employer
                     or Affiliate is identified
                     pursuant to this subparagraph, the
                     highest paid officer of the
                     Employer or Affiliate as of such
                     date shall be treated as a Highly
                     Compensated Employee hereunder.
                     No more than fifty (50) employees
                     or, if lesser, the greater of
                     three (3) employees or ten percent
                     (10%) of the employees, shall be
                     treated as officers.

                  If an employee is a Family Member of
               another employee who is (i) a Five Percent
               (5%) Owner of the Employer or Affiliate, or (ii) one (1) of the top ten (10) highest paid employees of the Employer or

               Affiliate on the Determination Date, the compensation paid to and contributions made on behalf of such Family Member shall be deemed to have been made on behalf of such employee. In calculating the compensation paid to such Family Member, the compensation of the Employee, the Employee's spouse and any lineal descendants under the age of nineteen (19) shall be limited to one hundred fifty thousand dollars ($150,000) (as adjusted by the Secretary of Treasury).

                  An employee who works only a de
               minimis amount of service may be
               considered a Highly Compensated Employee.

      1.24(b) The following employees shall be excluded for purposes of determining who is in the top-paid group under (a)(iii) as of the Determination Date:
                 (i) employees who have not completed
                     six (6) months of service;
                (ii) employees who normally work less
                     than seventeen and one-half (17
                     1/2) hours per week;
               (iii) employees who normally work not
                     more than six (6) months during
                     any year;
                (iv) employees who have not attained
                     age twenty-one (21);
                 (v) except to the extent provided in
                     regulations, employees who are
                     included in a collective
                     bargaining agreement between
                     employee representatives and the
                     Employer or Affiliate; and
                (vi) employees who are nonresident
                     aliens and who receive no earned
                     income, within the meaning of IRC
                     Section 911(d)(2), from the
                     Employer or Affiliate which
                     constitutes income from sources
                     within the United States, within
                     the meaning of IRC Section
                     861(a)(3).

      1.24(c)  For purposes of this Section, the
               following definitions shall apply:
                 (i) The term "Family Member" as used
                     herein shall mean with respect to
                     any employee, such employee's
                     spouse and lineal ascendants or
                     descendants and the spouses of
                     such lineal ascendants or
                     descendants.
                (ii) The term "Five Percent (5%) Owner"
                     shall have the same meaning as is
                     specified in IRC Section 416(i).

      1.24(d) The determination of compensation shall be made without regard to IRC Sections 125, 402(a)(8) and 402(h)(1)(B), and in the
               case of contributions by the Employer made pursuant to a salary reduction agreement, without regard to IRC Section 403(b).

      1.24(e)  For purposes of this Section,
               "Determination Date" shall mean the single date during a Plan Year as of which the Corporation shall substantiate that the
               Plan complies with the nondiscrimination requirements of IRC Sections 401(a)(4),
               410(b), and 414(s), on the basis of the
               Corporation's workforce on that date as
               reasonably representative of the
               Corporation's workforce and the Plan's
               coverage throughout the Plan Year.

1.25  Hours of Service means the sum of:
      1.25(a)  Each hour for which an employee is paid,
               or entitled to payment, for the
               performance of duties for the Employer
               during the applicable computation period.
      1.25(b)  Each hour for which an employee is paid,
               or entitled to payment, by the Employer on
               account of a period of time during which
               no duties are performed (irrespective of
               whether the employment relationship has
               terminated) due to vacation, holiday,
               illness, incapacity (including
               disability), layoff, jury duty or leave of
               absence.   However, the determination of
               hours under this Section 1.25(b) shall be subject to the following restrictions:
               (i)   No more than five hundred one
                     (501) hours shall be credited to
                     an employee during any single
                     continuous period during which the
                     employee performs no duties
                     (whether or not such period occurs
                     in a single computation period).
               (ii)  No hours shall be credited to an
                     employee if payment is made or due
                     under a plan maintained solely for
                     the purpose of complying with
                     applicable workers' compensation,
                     unemployment compensation or
                     disability insurance laws.
               (iii) Hours shall not be credited for a
                     payment which solely reimburses an
                     employee for medical or medically
                     related expenses incurred by the
                     employee.
      1.25(c) Each hour for which an employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed due to an Absence on Authorized Leave or due to military duty and any other periods in which an employee was not paid or entitled to payment and presumably would have performed services for the Employer but for the fact that the employee was on a military leave of absence for service in the armed forces of the United States of America, provided that the employee entered such service directly from the employ of the Employer and was discharged from such service and reemployed by the Employer within the period during which his employment rights as a veteran are protected by law.

      1.25(d) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer provided that the same hours shall not be credited both under Sections 1.25(a),
               1.25(b), or 1.25(c) and 1.25(d) hereunder.

          Hours of Service shall not include any period
      during which   the employee was employed by a
      predecessor of the Employer, unless the
      predecessor's organization maintained the Plan or a predecessor plan, or credit for such period of employment otherwise is granted under the Plan.

          Hours of Service under Sections 1.25(a), 1.25(c) and 1.25(d) shall be determined from the Employer records. Hours of Service under Section 1.25(b) shall be determined in accordance with Department of Labor Regulations 2530.200b-2. Hours of Service hereunder shall be credited to the appropriate computation period in accordance with Department of Labor Regulation 2530.200b-2(c).

          Notwithstanding anything herein to the contrary, nothing in this Section 1.25 shall be construed to alter, amend, modify, invalidate, impair or supersede any law of the United States or any rule or regulation issued under any such law.

1.26 IRC means the Internal Revenue Code of 1986, as amended from time to time. Any reference to any section of the IRC shall be deemed to include any applicable regulations and rulings pertaining to such section and also shall be deemed a reference to comparable provisions of future laws.

1.27 Limitation Year means the twelve (12) month period commencing on January 1 and ending on December 31.

1.28 Normal Retirement Age means the later of (a) the date on which a Participant attains the age of sixty-five (65) or (b) the fifth anniversary of the date the Participant commenced participation in the Plan.

1.29 Normal Retirement Date means the first day of the month coinciding with or next following the date on which the Participant attains his Normal Retirement
      Age.

1.30 One Year Break in Service means a Plan Year during which an Employee has not completed more than five hundred (500) Hours of Service. For purposes of this definition, the number of Hours of Service shall be determined in accordance with Section 1.25, except that a One Year Break in Service shall not be deemed to have occurred if the failure to complete more than five hundred (500) Hours of Service is due solely to an Absence on Authorized Leave or a leave taken pursuant to the Family and Medical Leave Act of 1993.

          For periods commencing on or after January 1, 1985, and to the extent not already credited, Hours of Service shall be credited solely for purposes of determining whether a One Year Break in Service has occurred with respect to an Employee who is absent from work regardless of whether the Employee is paid for such absence:

      1.30(a)  By reason of the pregnancy of the
               Employee;
      1.30(b) By reason of the birth of a child of the Employee;
      1.30(c) By reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee;
               or
      1.30(d) For purposes of caring for such child for a period beginning immediately following such birth or placement.
      Hours of Service to be credited for such purpose shall be:

      (i)      the Hours of Service which otherwise
               normally would have been credited to such Employee but for such absence; or
      (ii)     in any case in which the Committee is
               unable to determine the hours in (i)
               above, eight (8) Hours of Service per
               normal work day of absence.

      The total number of hours treated as Hours of Service by reason of any such pregnancy, birth or placement shall not exceed five hundred one (501) hours. The hours in items (i) and (ii) above shall be treated as Hours of Service hereunder:

      (iii) only in the Plan Year in which the absence from work begins, if an Employee would be prevented from incurring a One Year Break in Service in such Plan Year solely because the period of absence is treated as Hours of Service as provided in Sections 1.30(a), 1.30(b), 1.30(c) or
               1.30(d) above; or
      (iv)     in any other case, in the immediately
               following Plan Year.

          Further, the Committee may request that the Employee furnish any information the Committee may require to establish that the absence is for the reasons hereinbefore provided and the number of days for which there was such an absence. If such information is not submitted in a timely manner, no Hours of Service shall be credited pursuant to this paragraph.

1.31 Participant means any Employee who becomes a Participant as provided in Article II.

1.32 Past Service Compensation means, for any Employee, for periods effective on and after January 1, 1989, the total of his Compensation while a Participant during calendar years 1984-1988, inclusive, divided by the total of his Credited Service during those years. For periods prior to January 1, 1989, Past
      Service Compensation shall be determined in accordance with the provisions of the Plan as in effect from time-to-time prior to such date.

1.33 Plan means the Owens & Minor, Inc. Pension Plan, as contained herein or as duly amended.

1.34 Plan Year means each twelve (12) month period beginning on January 1 and ending on December 31;
      however, for 1976, the Plan Year began on March 31 and ended on December 31, 1976. For purposes of

      Credited Service and Years of Service, Hours of
      Service for the 1976 Plan Year shall be one and one-third (1 1/3) times his actual Hours of Service during the period March 31, 1976 to December 31,
      1976.

1.35 Service means, for any Employee as of any date, the sum of past Service, if any, under Section 1.35(a) and future Service under Section 1.35(b), subject to Sections 1.35(c), 1.35(d), 1.35(e), 1.35(f) and
      1.35(g), if applicable.

      1.35(a)  If the Employee was employed by the
               Employer on March 31, 1976, he shall
               receive credit for past service.  Past
               service shall mean the number of years and months of continuous employment by the Employer of an Employee from his most recent hiring date prior to March 31, 1976, until March 31, 1976.
      1.35(b) Future service shall be the total number of Plan Years during which the Employee has at least one thousand (1,000) Hours of Service for the Employer during the period of time commencing on the later of (i)
               March 31, 1976; or (ii) if Section 1.35(c) is applicable, the first day of the Plan
               Year coincident with or immediately
               preceding the applicable reemployment
               date.
      1.35(c)  Notwithstanding the above, if a terminated
               Participant is subsequently reemployed and again becomes a Participant, his Service shall not include any periods of employment prior to reemployment if the number of his consecutive One Year Breaks in Service as of his reemployment date equals or exceeds the greater of (i) five
               (5) consecutive One Year Breaks in
               Service, or (ii) his Service as of his
               termination date and his vested percentage under Section 5.01 was zero at date of termination. However, the provisions of
               Section 1.35(c)(i) shall apply only to
               Employees actively participating in the
               Plan on and after the first day of the
               Plan Year following December 31, 1984.
      1.35(d)  Any Employee who was excluded from
               participation in the Plan for periods
               prior to January 1, 1988, because his
               original date of employment with the
               Employer from which Service was determined was within five (5) years of his Normal
               Retirement Age, and who completes an Hour of Service on or after January 1, 1988, shall receive Service for purposes of vesting and eligibility for early retirement in accordance with the provisions of this Section 1.35 for such period of employment.

          For purposes of determining the vested
      percentage in Section 5.01:

      1.35(e)  Periods of paid or unpaid leave taken
               pursuant to the Family and Medical Leave
               Act of 1993 shall be included;
      1.35(f)  Periods of employment with an Affiliate
               which would have constituted Service had the Employee been employed by the Employer shall be included as if such periods had been performed for the Employer; and
      1.35(g)  Periods of employment with the Employer
               other than as an Employee which would have constituted Service had the Employee been employed as an Employee shall be included as if such periods had been performed as an Employee.

1.36 Social Security Retirement Age means the retirement age under Section 216(l) of the Social Security Act except that such Section shall be applied without regard to the age increase factor and as if the early retirement age under Section 216(l)(2) of such Act were sixty-two (62).

1.37 Spouse means the person to whom the Participant is legally married.

1.38 Surviving Spouse means, as of any date, the person to whom the Participant has been legally married throughout the one (1) year period immediately preceding such date.

1.39  Total and Permanent Disability or Totally and
      Permanently Disabled means a medically determinable physical or mental impairment which prevents a Participant from engaging in any substantially gainful activity, with such disability likely to be permanent; provided, that any such inability to engage in any gainful activity shall be certified by a medical examiner satisfactory to the Employer and provided, further, that in no event shall a Participant be considered Totally and Permanently
      Disabled unless and until he is determined to be eligible for and receiving disability benefits under the provisions of the Social Security Act.

          A Participant who has applied for disability benefits in the Social Security Act may be deemed to be receiving such benefits pending subsequent favorable disposition of such application by the Social Security Administration. Any Participant who is determined to be Totally and Permanently Disabled may be required to submit to medical examination at any time after such determination and prior to his sixty-fifth (65th) birthday, but not more than semi-annually to determined whether he is then Totally and Permanently Disabled. If on the basis of such examination it is found that he is no longer Totally and Permanently Disabled, or if he engages in gainful employment except for purposes of rehabilitation as determined by the Employer, the period of his disability for purposes of this Section will then cease. In the event such Participant refuses to submit to medical examination, the period of his disability will be deemed to have ended until he submits to such examination.

1.40 Trust Agreement means the agreement entered into between the Employer and the Trustee pursuant to
      Article VII.

1.41 Trustee means such individual, individuals or financial institution, or a combination of them as shall be designated in the Trust Agreement to hold in trust the assets of the Plan and shall include any successor Trustee to the Trustee initially designated thereunder.

1.42 Year of Service means, for any Employee, a stated twelve (12) consecutive month period during which the Employee completed one thousand (1,000) or more
      Hours of Service.

          If an Employee is simultaneously in the employ of more than one Employer or is transferred from the employment of one Employer to the employment of another Employer, the number of Hours of Service completed during any twelve (12) consecutive month period shall be the sum of the number of Hours of Service completed for each Employer during such period.

          For purposes of determining eligibility in
      Article II:

      1.42(a)  Periods of paid or unpaid leave taken
               pursuant to the Family and Medical Leave
               Act of 1993 shall be included;
      1.42(b)  Periods of employment with an Affiliate
               which would have constituted Years of
               Service had the Employee been employed by the Employer shall be included as if such periods had been performed for the Employer; and
      1.42(c)  Periods of employment with the Employer
               other than as an Employee which would have constituted Years of Service had the Employee been employed as an Employee shall be included as if such periods had been performed as an Employee.

                           ARTICLE II
                 ELIGIBILITY AND PARTICIPATION

2.01 Eligibility - Each person who was a Participant on December 31, 1993, shall continue as a Participant after such date, subject to the provisions hereinafter contained.

          Any Employee who was previously excluded from participation in the Plan because his original date of employment with the Employer from which Credited
      Service was determined was within five (5) years of his Normal Retirement Age and who completes an Hour of Service on or after January 1, 1988, shall become a Participant as of January 1, 1988, provided he has otherwise met the requirements for participation in the Plan. If such an Employee does not become a Participant as of January 1, 1988, because he does not otherwise meet the requirements for participation in the Plan, he shall be eligible to participate on the January 1 or July 1 following his satisfaction of the eligibility requirements of the Plan as hereinafter provided.

          Each Employee who was not a Participant on December 31, 1993, and each person who becomes an Employee after such date and who is not already a Participant automatically shall become a Participant on the January 1 or July 1 coinciding with or next following the latest of (a) January 1, 1994, (b) the Effective Date, (c) the attainment of age twenty-one
      (21), and (d) the completion of a Year of Service subsequent to the date on which he completed his first Hour of Service. Notwithstanding the preceding, Employees of a subsidiary or Employer acquired by the Corporation shall become
      Participants on the January 1 or July 1 subsequent to the date of acquisition of such subsidiary or Employer and the completion of the eligibility requirements contained hereinabove.

          Upon the completion of the first twelve (12)
      month period noted in (d) above, the twelve (12) month period for determining the Year of Service shall be based on Plan Years starting with the Plan
      Year in which occurs the first anniversary of the date on which an Employee completes the applicable first Hour of Service.

2.02 Eligibility on Reemployment - If an Employee ceases to be a Participant due to his termination of employment and he is subsequently reemployed as an Employee, he once again shall become a Participant on his reemployment date.

2.03 Participation - Each person who becomes a Participant shall remain a Participant so long as he remains an Employee or is entitled to future benefits under the terms of the Plan.

2.04  Reemployment of Retired Participants - If a
      Participant is reemployed as an Employee after the commencement of a retirement benefit due to retirement at his Early Retirement Date or the commencement of a benefit in accordance with the provisions of Section 5.02 but prior to the attainment of his Normal Retirement Age, his retirement benefit shall be discontinued. The
      Participant's rights to future benefits under the Plan shall be subject to redetermination upon any subsequent termination of employment or retirement under the Plan in accordance with the Plan provisions then in effect. Any benefits thereafter payable shall be adjusted to reflect the Actuarial
      Equivalent value of the retirement benefits received by the Participant in the period during which he was in receipt of a retirement benefit. Notwithstanding the preceding, the monthly retirement benefit thereafter payable shall not be less than the monthly retirement benefit payable immediately before his latest reemployment plus the Actuarial
      Equivalent of any monthly retirement benefit suspended while the Participant is not employed in service as described in Department of Labor
      Regulations 2530.203-3(c)(1).

          If a Participant is reemployed as an Employee after the commencement of his monthly retirement benefit under any of the provisions of the Plan and after attainment of his Normal Retirement Age, he shall continue to receive the monthly retirement benefit payment determined and paid in every respect as if he were no longer employed by the Employer.
      Any such Participant shall be entitled to an additional monthly retirement benefit upon his subsequent termination of employment based on any accrual earned during his period of reemployment after his Normal Retirement Age as indicated in the Appendix.

                        ARTICLE III
                    RETIREMENT BENEFITS

3.01  Normal Retirement Benefit - Upon retirement at his
      Normal Retirement Date, a Participant shall receive a monthly retirement benefit which shall commence on his retirement date and shall be paid in accordance with Article IV. The amount of such monthly retirement benefit shall be one-twelfth (1/12) of the sum of Sections 3.01(a) and 3.01(b) following:

      3.01(a)  Future Service Benefit:  For each Plan
               Year beginning after December 31, 1988,
               one and one-fourth percent (1.25%) of the Participant's Compensation for such Plan
               Year.  In computing the Future Service
               Benefit, any Compensation for any period prior to the Participant's participation in the Plan shall be disregarded.
      3.01(b) Past Service Benefit: If the Participant participated in the Plan on December 31, 1988, he may receive a Past Service
               Benefit in addition to his Future Service
               Benefit. His Past Service Benefit shall be the product of:
                (i)  Three-fourths of one percent
                     (0.75%) of the first twelve
                     thousand dollars ($12,000) of the
                     Participant's Past Service
                     Compensation plus one and one-fourth
                     percent (1.25%) of any
                     excess of his Past Service
                     Compensation over twelve thousand
                     dollars ($12,000); and
               (ii)  The Participant's Credited Service
                     prior to January 1, 1989.

          Notwithstanding anything to the contrary contained hereinabove, for Participants under the Plan as of January 1, 1994, in no event shall the amount as determined hereinabove be less than the accrued benefit determined at December 31, 1993, under the provisions of the Plan as in effect on December 31, 1993. Provided, however, that in no event shall the number of years of Credited Service taken into consideration under this Section 3.01 exceed forty (40).

3.02  Delayed Retirement Benefit - Upon retirement at his
      Delayed Retirement Date, a Participant shall receive a monthly retirement benefit which shall commence on the date of his retirement and shall be paid in accordance with Article IV. The amount of the monthly retirement benefit shall be equal to the benefit computed in accordance with Section 3.01 as of his Delayed Retirement Date.

          If a Participant continues employment with his Employer beyond his Normal Retirement Date, payment of the Participant's monthly retirement benefit shall be subject to the following requirements:

      3.02(a) Each Participant whose monthly retirement benefit is suspended under this Section
               3.02 shall be notified of the suspension of his benefit payments during his continued period of employment after his Normal Retirement Date. The notification shall be made by personal delivery or first class mail during the first calendar month or payroll period (if applicable) in which the Participant's monthly retirement benefit is suspended. The notification shall contain the following information
               (either expressly or by reference to the Plan's summary plan description):
               (i)   A description of the specific
                     reasons why benefit payments are
                     being suspended;
               (ii)  A general description and a copy
                     of the Plan provisions relating to
                     the suspension of benefit
                     payments;
               (iii) A statement that applicable
                     Department of Labor Regulations
                     can be found in Section 2530.203-3
                     of the Code of Federal
                     Regulations; and
               (iv)  A description of the Plan's
                     procedure for affording a review
                     of the suspension of benefits.

      3.02(b)  As of his Normal Retirement Age, a
               Participant's monthly retirement benefit may be suspended under this Section 3.02 for each month, or, if applicable, each four (4) or five (5) week payroll period ending in a calendar month during which the Participant completes forty (40) or more Hours of Service (other than Hours of Service credited only on account of back pay that was awarded or agreed to by the Employer). During each calendar month or payroll period (if applicable) in which a Participant meets the preceding requirements, he shall be deemed to be in the "service" of the Employer for purposes of this Section 3.02. A Participant who has reached his Normal Retirement Age and who does not perform forty (40) or more
               Hours of Service during any such calendar month or payroll period (if applicable) shall be deemed to have terminated employment with the Employer and, as a result, shall be entitled to a monthly retirement benefit for the period for which he is deemed terminated. Payment of the benefit for such period shall be made in accordance with Section 3.02(c).
      3.02(c)  Upon the actual retirement of a
               Participant who does not complete forty
               (40) or more Hours of Service in any month or four (4) or five (5) week payroll period (if applicable) pursuant to Section
               3.02(b), the Participant's monthly
               retirement benefit shall be increased by the Actuarial Equivalent of the payments which otherwise would have been payable by reason of the Participant being deemed to have terminated his employment with the Employer.
      3.02(d)  Upon the actual retirement of a
               Participant who is deemed to have
               terminated his employment under Section
               3.02(b), the Participant shall be entitled to receive a monthly retirement benefit equal to the greater of (i) the benefit determined in accordance with Section
               3.02(c), or (ii) the benefit provided
               under this Section 3.02 including any
               Credited Service earned after his Normal
               Retirement Date.  Payment of such
               Participant's monthly retirement benefit shall commence not later than the first day of the third month after the calendar month in which the Participant actually retires under the provisions of this
               Section 3.02.
      3.02(e) The Committee shall follow the procedure described in the Plan's summary plan description for the review of claims. A
               Participant may request, and the Committee shall render, a determination of whether specific contemplated employment shall result in suspension of his benefit payments.

3.03  Early Retirement Benefit - Upon retirement at his
      Early Retirement Date, a Participant shall receive a monthly retirement benefit which shall commence on his Normal Retirement Date and shall be paid in accordance with Article IV. The amount of the monthly retirement benefit shall be the Participant's Accrued Benefit as of his Early
      Retirement Date.

          Notwithstanding anything contained herein to the contrary, a Participant who retires at an Early
      Retirement Date shall have the right to elect, in writing, to receive his retirement benefit commencing as of his Early Retirement Date or on the first day of any month thereafter which precedes his Normal Retirement Date. If the Participant makes the election to receive his retirement benefit at an earlier commencement date, the amount of monthly retirement benefit payable at such earlier commencement date shall be the Participant's Accrued
      Benefit as of his Early Retirement Date reduced by the Actuarial Equivalent factors for early retirement for the period by which the benefit commencement date precedes what otherwise would be the Participant's Normal Retirement Date.

3.04 Disability Retirement Benefit - Upon retirement at his Disability Retirement Date, a Participant shall receive a monthly retirement benefit which shall commence on his Normal Retirement Date, if he is then living, and shall be paid in accordance with
      Article IV.  The amount of the monthly retirement
      benefit shall be the monthly benefit to which the Participant would have been entitled under Section
      3.01 had he remained in service as an Employee until his Normal Retirement Date and then retired, with Credited Service up to a maximum of forty (40) years computed as of what otherwise would have been his Normal Retirement Date and with Compensation during such period of disability being considered to continue at the same amount as for the Plan Year preceding the onset of disability.

          If a Totally and Permanently Disabled
      Participant whose disability retirement benefit is being deferred recovers prior to his Normal
      Retirement Date to the extent that he is no longer
      Totally and Permanently Disabled, he no longer shall be entitled to a disability retirement benefit under this Section 3.04.

          If a Participant whose disability retirement benefit is being deferred returns to the employ of the Employer, he shall resume his status as an active Participant. If such Participant does not return to the employ of the Employer, he shall be considered to have terminated his employment as of the date he is no longer Totally and Permanently
      Disabled. In either event, the period during which the Participant was Totally and Permanently Disabled shall be considered for purposes of Credited Service up to a maximum of forty (40) years. To effectuate this result, if the Employee is paid or entitled to payment, directly or indirectly, by the Employer during the Employee's period of Total and Permanent
      Disability, from sources other than this Plan, he shall be credited with Hours of Service in accordance with Section 1.25(b) without regard to
      Section 1.25(b)(i). If the Employee is not being paid or entitled to payment, directly or indirectly, by the Employer during his period of Total and Permanent Disability, he shall be credited with the number of Hours of Service that he presumably would have performed and been compensated for but for the fact that he became Totally and Permanently
      Disabled.

3.05 Minimum Benefit - Notwithstanding any other provisions of the Plan:

      3.05(a)  The normal retirement benefit of any
               Participant accrued as of January 1, 1981, shall not be less than such Participant's normal retirement benefit accrued on that date as computed according to the terms of the Plan in effect on December 31, 1980.
               The normal retirement benefit of any
               Participant of the prior plan as of March
               30, 1976, shall not be less than the
               Participant's normal retirement benefit
               accrued on that date under the prior plan.
               Notwithstanding the preceding, for
               Participants under the Plan as of
               January 1, 1989, in no event shall the
               amount as determined pursuant to Section
               3.01 be less than the accrued benefit
               determined at December 31, 1988, under the provisions of the Plan as in effect on December 31, 1988. Notwithstanding anything to the contrary contained hereinabove, for Participants under the
               Plan as of January 1, 1994, in no event
               shall the amount as determined pursuant to
               Section 3.01 be less than the accrued
               benefit determined at December 31, 1993, under the provisions of the Plan as in effect on December 31, 1993.

3.06  Post-Retirement Medical Benefits - In the event the
      Corporation allows for the funding of post-retirement medical benefits pursuant to IRC Section
      401(h) in this Plan, the following provisions shall be applicable:

      3.06(a)  Retired Participants, who meet the
               requirements set forth in the Owens &
               Minor, Inc. Health Insurance Plan (for
               Retired Employees) (hereinafter referred to as the "Health Care Plan") shall be entitled to the benefits provided under the Health Care Plan, except as otherwise provided in this Section. The current
               Health Care Plan is incorporated herein by reference. Benefits payable under the
               Health Care Plan may be paid from the Plan as hereafter provided, but only to the extent funded.
      3.06(b)  A separate account (the "Health Care
               Fund") shall be maintained on the books of the Plan to fund benefits payable under this Section. However, for all investment purposes, the assets attributable to the Health Care Fund may be commingled with other Plan assets. The Health Care Fund shall be credited with (i) future Employer contributions specifically designated as being made to the Plan for the purpose of funding health care benefits under this Section and all required contributions made to the Health Care Plan by or on behalf of retired Participants, their
               Spouses and dependents and (ii) the gains and losses credited on the foregoing amounts under a reasonable investment accounting system established by the
               Committee.  Health Care Plan benefits
               shall be payable only from the amounts
               credited to the Health Care Fund, which
               shall be reduced accordingly.
               Administrative expenses attributable to
               the Health Care Plan which are not
               directly paid by the Employer shall be
               paid only from the Health Care Fund.
      3.06(c) Health Care Plan benefits are intended to be subordinate to the Plan's retirement benefits. Accordingly, the maximum contributions to the Plan made after this
               Section 3.06 becomes effective for the
               purpose of providing Health Care Plan
               benefits shall not exceed twenty-five
               percent (25%) of the total actual
               contributions to the Plan (other than
               contributions to fund past service
               credits) after the date this Section 3.06 became effective. For purposes of applying this limitation, the Corporation may conclusively rely on an actuarial certification prepared by an actuary appointed by the Corporation demonstrating compliance. If any amounts are inadvertently or negligently contributed to the Health Care Fund in excess of the limitation imposed by this Section
               3.06(c), such excess allocation shall have been contributed to the Health Care Fund by mistake and in violation of this limit and shall be withdrawn from that Fund promptly and returned to the Employer or shall be applied to provide retirement benefits otherwise payable under the Plan.
               Retired Participant contributions to the
               Health Care Fund also shall be treated as contributions subject to this limit.
      3.06(d)  To the extent the Health Care Plan
               requires that persons covered by the Plan make contributions to be eligible for benefits, contributions shall be made to the Plan (but such contributions shall not be taken into account in applying any limitation of IRC Section 415 except to the extent that subsection (h) requires that contributions for certain individuals be accounted for separately and treated as "annual additions" subject to the defined contribution plan limits of the IRC).
      3.06(e)  Health Care Plan benefits shall not
               constitute a portion of any person's
               Accrued Benefits and therefore, are not
               subject to the vesting requirements of IRC
               Section 411 nor are such Health Care Plan benefits subject to protection under IRC
               Section 411(d)(6) from reduction or
               elimination. Neither are Health Care Plan benefits protected by corresponding provisions of ERISA, nor do such benefits constitute "benefit liabilities" protected under Title IV of ERISA from elimination in the event the Plan is terminated. The
               Corporation expressly reserves the right to change, reduce or eliminate the benefits provided under the Health Care
               Plan prospectively or retroactively at any time and in any manner. No person may rely on the future continuation of Health
               Care Plan benefits since the Corporation has expressly reserved the right to change or reduce benefits or terminate the Plan at any time. Whether or not the Corporation formally eliminates or reduces
               Health Care Plan benefits, such benefits shall only be provided to the extent such benefits can be paid from assets then credited to the Health Care Plan, and the Corporation shall have no obligation to contribute amounts to fund such benefits.
      3.06(f)  If the Health Care Plan is terminated
               after the payment of or provision for all benefits promised under the Health Care
               Plan for expenses incurred prior to such termination, any surplus remaining in the Health Care Fund shall be returned to the Employer, as required by IRC Section
               401(h).  In lieu of terminating the Health
               Care Plan, the Employer may spin off all or a portion of the Health Care Plan and cause the spunoff portion to be merged into another pension plan or to be converted into or merged with an IRC
               Section 501(c)(9) trust.
      3.06(g)  Benefits shall be provided under the
               Health Care Plan in a manner that does not discriminate in favor of persons who are or were officers, significant shareholders or highly compensated employees of the Employer or Affiliate, or their Spouses or dependents. Discrimination shall be tested separately with respect to the retirement and health care benefits provided under the Plan and if either category of benefits is discriminatory, the entire Plan is discriminatory.
      3.06(h) To the extent that a separate health care account must be maintained with respect to a Participant who is a Key Employee pursuant to IRC Section 401(h) or other applicable provisions of law, a separate account shall be maintained on the books of the Health Care Fund, and Health Care
               Plan benefits payable with respect to the Participant from whom the account is maintained (or his or her Spouse or dependents) shall be payable only from such account. The Committee may withdraw surplus funds from such separate accounts for any other Health Care Plan purpose.
               Amounts credited to such accounts shall
               not exceed the defined contribution plan annual addition limits of IRC Section 415.
      3.06(i)  Employer contributions for Health Care
               Plan benefits shall be designated as being made for the Health Care Plan at the time they are made and shall be credited to the Health Care Fund. Such contributions shall be deductible in accordance with the rules set forth in Treasury Regulations and other applicable provision of law. In determining how much may be deducted from contributions to the Plan to provide
               Health Care Plan benefits, the actuary
               appointed by the Corporation may take into account reasonably projected increases in health care costs due to inflation and other factors. Lump sum contributions may be made by the Employer to satisfy past service costs or experience losses of the Health Care Plan without the need for amortization.
      3.06(j)  In determining the amount of Employer
               contributions necessary to fund Health
               Care Plan benefits, the actuary appointed by the Corporation shall reduce the contributions that would otherwise be required for any period by the full amount
               (i.e., without amortization) then credited to the Health Care Plan which, during the period in question, has become unnecessary for paying Health Care Plan benefits on account of terminations of employment, deaths and other such events, determined in a reasonable manner selected by the actuary.
      3.06(k) The Health Care Plan shall be administered in accordance with its terms except to the extent the Committee or the Corporation has expressly been given administrative powers or duties under this Section. The
               Corporation or the Committee may delegate any such powers or duties to their counterparts under the Health Care Plan.
      3.06(l)  This Section shall supersede any
               previously adopted inconsistent provision of the Health Care Plan, the Plan and the Trust Agreement. Except to that extent, all other provisions of the Health Care
               Plan, the Plan and the Trust Agreement
               shall apply with respect to this Section.

3.07 Early Retirement Incentive - In the event the Board resolves that an early retirement incentive shall be provided under this Plan, the following provisions shall be applicable:

      3.07(a) Eligibility - Effective as of such date as resolved by the Board, any Participant may elect, as provided in Section 3.07(c) below, the Early Retirement Incentive provided in Section 3.07(b) below, provided the Participant has met the eligibility requirements as follows as of such date:

               (i)   the Participant is an active
                     Employee or is on Absence due to
                     Authorized Leave;
               (ii)  the Participant has attained a
                     minimum age as determined by the
                     Board as of such date; and
               (iii) the Participant has completed a
                     minimum number of years of
                     Credited Service as determined by
                     Board as of such date; or
               (iv)  the Participant has attained a
                     specified age and number of years
                     of service, with such requirements
                     to be determined by the Board.

  3.07(b) Benefit - A Participant who elects the Early
          Retirement Incentive in accordance with this
          Section 3.07 shall have his monthly Early
          Retirement Incentive benefit calculated as the sum of paragraphs (i) and (ii) following:
               (i)   the amount of monthly retirement
                     benefit determined in accordance
                     with Section 3.01, assuming the
                     following:
                     (A) the Participant completed a
                         number of additional years of
                         Credited Service, as
                         determined by the Board as of
                         the effective date of such
                         Early Retirement Incentive;
                         and
                     (B) The Participant's attained age
                         will be increased by a
                         specified number of years, as
                         determined by the Board as of
                         such date, but in no event
                         shall such Participant's age
                         be increase beyond the age of
                         sixty-five (65);
               (ii)  an amount payable until the
                     Participant attains the age of
                     sixty-five (65) equal to the
                     estimate primary Social Security
                     benefit that would be applicable
                     at the Participant's attainment of
                     age sixty-five (65) under the
                     provisions of the Social Security
                     Act as in effect on the January 1
                     of the calendar year prior to the
                     effective date of such Early
                     Retirement Incentive, assuming the
                     Participant would continue to
                     receive Compensation at the same
                     rate as he was receiving during
                     the calendar year prior to the
                     effective date of such Early
                     Retirement Incentive.
      3.07(c)  Election Period - The Participant must
               exercise his election to accept the Early
               Retirement Incentive, as may be herein
               provided, by completing an election form provided by the Committee. Such completed election form must be submitted to the Committee within forty-five (45) days, or such longer period as may be determined by the Board, following notification to the Participant of his eligibility for the Early Retirement Incentive. Benefits shall commence as of the date or dates, as determined by the Board and as may be elected by the Participant.

                        ARTICLE IV
                    NORMAL AND OPTIONAL
            METHODS OF RETIREMENT BENEFIT PAYMENTS


4.01 Normal Form of Payment - The normal form of payment shall be a monthly retirement benefit commencing on the date specified in Section 3.01, 3.02, 3.03, 3.04 or Section 5.02 and shall continue to be paid to the Participant on the first day of each month thereafter during his lifetime.

4.02 Available Options - No less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date, each Participant and his
      Spouse shall be given a written notice to the effect that benefits thereafter payable shall be in the form specified in Section 4.04 unless the Participant, with the written consent of his Spouse, elects to the contrary during the ninety (90) day period prior to the Annuity Starting Date. The notice shall describe, in a manner intended to be understood by the Participant and his Spouse, (a) the terms and conditions of the joint and survivor annuity specified in Section 4.04 which shall include a general explanation of the financial effect of the election or absence of election, (b) the rights of the Participant's Spouse, (c) the relative values of the various optional forms of payment available under the Plan, and (d) the right to make and the effect of a revocation of a previous election to waive the joint and survivor annuity specified in Section 4.04.
          If a Participant or his Spouse requests
      additional information, as permitted under the terms of the notice, commencement of benefits for any purpose hereunder shall not begin until at least ninety (90) days following the receipt of such additional information.

          In accordance with the preceding provisions of this Section 4.02, each Participant, with the written consent of his Spouse, shall have the right to elect to have his retirement benefit paid under any one of the options hereinafter set forth in this
      Section 4.02 in lieu of the applicable retirement benefit otherwise provided for in Section 4.01. The amount of any optional retirement benefit shall be the Actuarial Equivalent of the amount of retirement benefit that otherwise would have been payable to him as provided for in Section 4.01.

          A Participant who desires to have his retirement benefit paid under one of the optional forms provided in this Section 4.02 shall make such an election by written request to the Committee on forms provided by the Committee. An election by a Participant to receive his retirement benefit under any of the optional methods of payment as provided in this Section 4.02 and the spousal consent to such optional form of payment may be revoked by such Participant in writing to the Committee at any time prior to his Annuity Starting Date. After retirement benefit payments have commenced, no future elections or revocations of an optional form will be permitted under any circumstances.

      4.02(a)  TEN (10) YEAR CERTAIN AND CONTINUOUS OPTION

                  A Participant may elect to receive a
               decreased retirement benefit during his
               lifetime, and in the event of his death
               subsequent to retirement but before one
               hundred twenty (120) monthly retirement
               benefit payments have fallen due, such
               decreased retirement benefit shall be
               continued to his Beneficiary until the
               remainder of the payments have been paid.
               If the designated Beneficiary is not
               living at the death of the Participant,
               the Actuarial Equivalent of the remaining certain payments shall be paid in a lump sum to the Beneficiary determined in accordance with Section 1.06. If payments are continued to a Beneficiary and the Beneficiary dies before a combined total of the monthly benefit payments have been made to the Participant and the Beneficiary, the Actuarial Equivalent of the remaining certain payments shall be paid in a lump sum to the estate of the Beneficiary.
      4.02(b)  JOINT AND SURVIVOR OPTION
                  A Participant may elect to receive a
               decreased retirement benefit during his
               lifetime and have one hundred percent
               (100%) or fifty percent (50%) of such
               decreased retirement benefit continue
               after his death to his designated
               Beneficiary, during the lifetime of the
               Beneficiary.  If the designated
               Beneficiary is not living at the death of the Participant, no additional benefits shall be payable on behalf of the Participant.

4.03 Maximum Option Payable - If a Participant elects an optional form of payment, and the designated
      Beneficiary is not the Spouse of the Participant, the option elected shall be restricted so that the minimum distribution incidental benefit requirements of IRC Section 401(a)(9) and Treasury Regulation
      1.401(a)(9)-2 are met.

4.04 Automatic Option - Unless a married Participant, with the consent of his Spouse, has elected an optional form of payment under Section 4.02 and has not revoked the election, or has elected to be excluded from the effects of this automatic option, it automatically shall be assumed that the married
      Participant elected the Joint and Survivor Option of
      Section 4.02(b) with one hundred percent (100%) of his benefit amount payable after his death to his Beneficiary and with his Surviving Spouse on the effective date of this option designated as his Beneficiary. This automatic option shall become effective and benefits adjusted accordingly as of the date benefit payments commence. If this automatic option is in effect and the Participant's
      Spouse at the time of the Participant's death does not qualify as a Surviving Spouse, then no death benefit shall be payable with respect to the Participant.

          It is specifically provided that the Spouse of the Participant shall consent in writing to any form of payment other than that provided under this
      Section 4.04 during the ninety (90) day period prior to the Annuity Starting Date. The Spouse's written consent shall be witnessed by a representative of the Committee or a notary public. The Committee may accept a Participant's election without the consent of his Spouse if there is no Spouse, the Spouse cannot be located, or under such other circumstances as may be prescribed by regulations. Any spousal consent shall apply only to the Spouse granting such written consent.

4.05 Lump Sum Payments - Notwithstanding any other provisions of this Plan, if the Actuarial Equivalent of a terminated or retiring Participant's vested
      Accrued Benefit payable at Normal Retirement Date as calculated at the date of distribution does not exceed three thousand five hundred dollars ($3,500)
      (including any previous distributions made to the Participant) or such other amount as may be prescribed by the Secretary of Treasury, the Committee shall direct that such amount be paid in a lump sum to such terminated or retiring Participant.
      If the Actuarial Equivalent of a Participant's vested Accrued Benefit at the time of any distribution hereunder exceeds three thousand five hundred dollars ($3,500) (including any previous distributions made to the Participant), then the Actuarial Equivalent of the vested Accrued Benefit at any subsequent time shall be deemed to exceed three thousand five hundred dollars ($3,500). For purposes of this Section 4.05, the date of distribution shall be deemed to be the date of termination of employment, provided that any disparity between such dates is due to reasonable administrative delay. No other benefits of any type shall be payable to such former Participant or his Spouse, Surviving Spouse or Beneficiaries.

          If a terminated or retiring Participant who received a distribution under this Section 4.05 is subsequently reemployed and again becomes a Participant, his Credited Service shall not include any periods of employment prior to his reemployment date unless (a) the amount of the payment is repaid to the Fund, plus interest determined pursuant to IRC Section 411(c)(2)(C) [one hundred twenty percent
      (120%) of the Federal mid-term rate determined pursuant to IRC Section 1274 for the first month of such Plan Year] between the date of payment and the date of repayment, (b) the repayment is made prior to the earlier of (i) five (5) years after the first day on which the Participant is subsequently reemployed by the Employer, or (ii) the close of the first period of five (5) consecutive One Year Breaks in Service commencing after the distribution, and
      (c) the distribution was made no later than the close of the second Plan Year following the Plan
      Year in which the termination occurred. The Federal mid-term rate shall automatically be adjusted by the Secretary of Treasury in accordance with IRC Section
      411(c)(2)(C).

          If the distribution (plus interest) is repaid, the Participant's Credited Service shall be based on all periods of employment subject to any restrictions in Section 1.12. If the distribution
      (plus interest) is not repaid and the distribution was not made by the end of the second Plan Year following the Plan Year in which his termination of employment occurred, his prior Credited Service shall be included, and his subsequent benefit shall be reduced by the Accrued Benefit attributable to the Participant's prior distribution.

4.06 Rollover Distributions - This Section 4.06 applies to distributions made on or after January 1, 1993.
      Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee may elect, at the time and in the manner prescribed by the Employer, to have any portion of an Eligible
      Rollover Distribution paid directly to an Eligible
      Retirement Plan specified by the Distributee in a Direct Rollover.

      4.06(a)  Definitions.
                 (i) Eligible Rollover Distribution:
                     An Eligible Rollover Distribution
                     is any distribution of all or any
                     portion of the balance to the
                     credit of the Distributee, except
                     that an Eligible Rollover
                     Distribution does not include:
                     any distribution that is one of a
                     series of substantially equal
                     periodic payments (not less
                     frequently than annually) made for
                     the life (or life expectancy) of
                     the Distributee or the joint lives
                     (or joint life expectancies) of
                     the Distributee and the
                     Distributee's designated
                     Beneficiary, or for a specified
                     period of ten (10) years or more;
                     any distribution to the extent
                     such distribution is required
                     under IRC Section 401(a)(9); and
                     the portion of any distribution
                     that is not includible in gross
                     income (determined without regard
                     to the exclusion for net
                     unrealized appreciation with
                     respect to employer securities).
                (ii) Eligible Retirement Plan:  An
                     Eligible Retirement Plan is an
                     individual retirement account
                     described in IRC Section 408(a),
                     an individual retirement annuity
                     described in IRC Section 408(b),
                     an annuity plan described in IRC
                     Section 403(a), or a qualified
                     trust described in IRC Section
                     401(a), that accepts the
                     Distributee's Eligible Rollover
                     Distribution.  However, in the
                     case of an Eligible Rollover
                     Distribution to the surviving
                     spouse, an Eligible Retirement
                     Plan is an individual retirement
                     account or individual retirement
                     annuity.
               (iii) Distributee:  A Distributee
                     includes an Employee or former
                     Employee.  In addition, the

                     Employee's or former Employee's
                     surviving spouse and the
                     Employee's or former Employee's
                     spouse or former spouse who is the
                     alternate payee under a qualified
                     domestic relations order, as
                     defined in IRC Section 414(p), are
                     Distributees with regard to the
                     interest of the spouse or former
                     spouse.
                (iv) Direct Rollover:  A Direct
                     Rollover is a payment by the Plan
                     to the Eligible Retirement Plan
                     specified by the Distributee.

4.07  Consent Prior to Distribution from the Plan -
      Notwithstanding anything contained in the Plan to the contrary, the written consent of the Participant and his Spouse (or where either the Participant or the Spouse has died, the survivor) shall be required prior to any distribution of any portion of the Accrued Benefit if the present value of the nonforfeitable Accrued Benefit exceeds three thousand five hundred dollars ($3,500) (including any prior distributions made under the Plan) and any such distribution is made prior to the later of the date the Participant attains (or would have attained) his Normal Retirement Age or age sixty-two
      (62). For purposes of this Section 4.07, if the present value of the vested Accrued Benefit at the time of any distribution under the Plan exceeds three thousand five hundred dollars ($3,500), then the present value of the vested Accrued Benefit at any subsequent time will be deemed to exceed three thousand five hundred dollars ($3,500).

          No less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date, the Committee shall provide written notice to the Participant of the right to defer any distribution under the Plan until the later of the date the Participant attains (or would have attained) his Normal Retirement Age or age sixty-two (62). The notice shall include a general description of the material features and optional forms of payment available under the Plan and shall be provided in the same manner as provided in Section 4.02. The
      Participant and his Spouse must consent in writing to such distribution in the ninety (90) day period prior to the Annuity Starting Date.

          Notwithstanding the preceding, the Participant's consent only shall be required for distribution of the benefit in the form of the qualified joint and survivor annuity under Section 4.04 prior to the later of the date he attains his Normal Retirement
      Age or age sixty-two (62). The consent of the Participant and his Spouse shall not be required to the extent that a distribution from the Plan is required to satisfy IRC Section 401(a)(9) or 415.

4.08 No Reduction of Accrued Benefits - Notwithstanding anything contained herein to the contrary, the following provisions shall be applicable to the Plan.
      4.08(a)  In no event shall any amendment to the
               Plan decrease a Participant's Accrued
               Benefit or eliminate an optional form of payment, unless such amendment is effective on a prospective basis with regard to Accrued Benefits after the effective date of such amendment.
      4.08(b)  In no event shall a Participant's Accrued
               Benefit be reduced on account of any
               increase in his age or Credited Service;
               provided, that this provision shall not
               apply to benefits under the Plan
               commencing before entitlement to benefits payable under Title II of the Social
               Security Act, which benefits under the
               Plan (i) do not exceed such Social
               Security benefits, and (ii) terminate when such Social Security benefits commence.
      4.08(c) If the provisions of IRC Section 416 and regulations issued thereunder apply to the Plan, in no event shall a Participant's
               Accrued Benefit or benefit payable at his Normal Retirement Date be lower than the minimum benefit required under IRC Section
               416.
      4.08(d)  The benefit of a Participant, Spouse,
               Surviving Spouse or Beneficiary who is
               receiving benefits under the Plan, or a
               Participant who is terminated from
               employment and has a nonforfeitable right to benefits, shall not be decreased due to any increase in the benefit levels payable under Title II of the Social Security Act or any increase in the wage base under Title II if the increase takes place after the earlier of the date of first receipt of such benefits or the date of separation, as the case may be.

                        ARTICLE V
            BENEFITS ON TERMINATION OF EMPLOYMENT

5.01 Vesting of Benefits - All rights to all benefits under the Plan will cease upon a Participant's termination of employment with the Employer or Affiliate prior to retirement, other than by death, except as otherwise provided in this Article V and in Section 6.05.

          If a Participant's employment with the Employer or Affiliate is terminated prior to retirement, other than by death, but after the Participant has completed at least five (5) years of Service, he shall receive a monthly retirement benefit commencing on his Normal Retirement Date, if he is then alive, payable in accordance with Section 5.02.
      The amount of the benefit shall be equal to the Participant's Accrued Benefit as of his date of termination of employment with Compensation determined based on the IRC Section 401(a)(17) compensation limit as in effect on his date of termination of employment. Notwithstanding anything contained herein to the contrary, in all events, a Participant shall be one hundred percent (100%) vested upon the attainment of his Normal Retirement
      Age.

          No amendments to the Plan made subsequent to termination of employment of any Participant shall affect the amount of retirement benefit to which such Participant is entitled except as otherwise specifically provided herein.

          If a Participant who is entitled to a deferred retirement benefit under the provisions of this
      Section 5.01 later is reemployed as an Employee prior to the commencement of such retirement benefit, his rights to any such retirement benefit shall thereupon be suspended. Such Participant's rights to benefits under the Plan shall be subject to redetermination at any subsequent termination of employment or retirement under the Plan in accordance with the provisions of the Plan then in effect.

5.02  Payment of Deferred Vested Benefit - A terminated
      Participant who is entitled to a deferred vested benefit in accordance with the provisions of Section
      5.01 shall be entitled to receive his benefit commencing as of his Normal Retirement Date, if he is then alive, paid in accordance with Article IV.

          Notwithstanding the preceding, a terminated

      Participant who has completed at least ten (10) years of Service at his date of termination of employment may elect in writing to have his otherwise deferred monthly retirement benefit commence on the first day of the month coinciding with or next following his attainment of the age of fifty-five (55) or on the first day of any month thereafter which precedes his Normal Retirement
      Date. If a terminated Participant makes an election to receive his retirement benefit at an earlier commencement date, the amount of the monthly retirement benefit payable at such earlier commencement date shall be equal to the amount of monthly retirement benefit otherwise deferred to his Normal Retirement Date reduced by the Actuarial
      Equivalent factors to reflect the period by which the benefit commencement date precedes what otherwise would be the Participant's Normal
      Retirement Date.

          A Participant who has no vested interest in his Accrued Benefit shall be deemed to be paid his entire interest in the Plan upon his termination of employment and shall forfeit the nonvested portion of his Accrued Benefit as of such date. However, if the Participant is reemployed and again becomes a Participant prior to incurring five (5) consecutive
      One Year Breaks in Service, such forfeited portion of the Accrued Benefit shall be reinstated.

                         ARTICLE VI
                      BENEFITS ON DEATH

6.01 Death After Eligibility for Early Retirement - If an active Participant dies after (a) attaining age fifty-five (55) and completing at least ten (10) years of Service or (b) meeting the eligibility requirements for Plan participation prior to January
      1, 1981 and reaching age fifty-five (55) prior to January 1, 1981, or a Participant who retired at his Early Retirement Date dies prior to the commencement of his early retirement benefit, a death benefit shall be payable to his Surviving Spouse. The death benefit shall be determined assuming that the Participant had retired and elected to have his early retirement benefit paid under the Joint and Survivor Option of Section 4.02(b) with one hundred percent (100%) of his benefit payable after his death to his Surviving Spouse as his designated
      Beneficiary.

          The amount of the death benefit payable to the Surviving Spouse shall be equal to the Participant's
      Accrued Benefit as of his date of death reduced by the Actuarial Equivalent factors for early retirement for the period by which the benefit commencement date precedes what otherwise would be the Participant's Normal Retirement Date and the payment of the benefit under the one hundred percent
      (100%) Joint and Survivor Option of Section 4.02(b).

          The Surviving Spouse may elect in writing to have the death benefit commence on the first day of the month coinciding with or next following the Participant's date of death or on the first day of any month thereafter which precedes what otherwise would be the Participant's Normal Retirement Date.
      If the Surviving Spouse does not make such election, the benefit shall commence on what otherwise would be the Participant's Normal Retirement Date. Such benefit shall continue on the first day of each month thereafter for the Surviving Spouse's lifetime.

6.02 Death After Eligibility for Normal Retirement - If an active Participant dies after attaining his Normal Retirement Age or if a Participant who has retired at his Normal Retirement Date or Delayed
      Retirement Date dies prior to the commencement of his normal or delayed retirement benefit, a death benefit shall be payable to his Surviving Spouse.
      The death benefit shall be determined assuming that the Participant had retired and elected to have his benefit paid under the Joint and Survivor Option of
      Section 4.02(b) with one hundred percent (100%) of his benefit payable after his death to his Surviving
      Spouse as his designated Beneficiary.

          The amount of the death benefit payable to the Surviving Spouse shall be equal to the benefit the Participant would have been entitled to under the applicable provisions of Section 3.01 or 3.02 as of the Participant's date of death, reduced by the Actuarial Equivalent factors for the payment of the benefit under the one hundred percent (100%) Joint and Survivor Option of Section 4.02(b).
          The benefit payable to the Surviving Spouse shall commence on the first day of the month coinciding with or next following the Participant's date of death and shall continue on the first day of each month thereafter for the Surviving Spouse's lifetime.
6.03  Death After Eligibility for Disability Retirement -
      If a Totally and Permanently Disabled Participant who has retired at his Disability Retirement Date dies prior to the commencement of his disability retirement benefit, a death benefit shall be payable to his Surviving Spouse. The death benefit shall be determined assuming that the Participant had elected to have his disability retirement benefit paid under the Joint and Survivor Option of Section 4.02(b) with one hundred percent (100%) of his benefit payable after his death to his Surviving Spouse as his designated Beneficiary.

          The amount of the death benefit payable to the Surviving Spouse and the commencement date shall be determined in accordance with the following provisions.

      6.03(a)  If the Totally and Permanently Disabled
               Participant dies after attaining age
               fifty-five (55) and completing at least
               ten (10) years of Service, including
               Service granted during the period he was retired for Total and Permanent
               Disability, unless the Participant had met the eligibility requirements for Plan participation and reached age fifty-five
               (55) prior to January 1, 1981, in which
               event the ten (10) year Service
               requirement shall not apply, the death
               benefit payable to his Surviving Spouse
               shall be determined assuming that the
               Participant elected to commence his
               benefit as of the first day of the month coinciding with or next following his date of death based on the Participant's
               Compensation as of the Plan Year preceding the date he became Totally and Permanently
               Disabled and Credited Service and Service computed as of the date of his death. The amount so determined shall be reduced by the Actuarial Equivalent factors for early retirement for the period by which the benefit commencement date precedes what otherwise would be the Participant's
               Normal Retirement Date and the payment of the benefit under the one hundred percent
               (100%) Joint and Survivor Option of
               Section 4.02(b).

                  The Surviving Spouse may elect in
               writing to have the death benefit commence on the first day of the month coinciding with or next following the Participant's death or on the first day of the any month thereafter which precedes what otherwise would be the Participant's Normal
               Retirement Date. If the Surviving Spouse does not make such an election, the benefit shall commence on what otherwise would be the Participant's Normal
               Retirement Date.  Such benefit shall
               continue on the first day of each month
               thereafter for the Surviving Spouse's
               lifetime.
      6.03(b)  If a Totally and Permanently Disabled
               Participant dies prior to attaining age
               fifty-five (55) and completing at least
               ten (10) years of Service including
               Service granted during the period he was retired for Total and Permanent
               Disability, the death benefit payable to his Surviving Spouse shall commence on what otherwise would be his Normal
               Retirement Date and be determined based on the Participant's Compensation as of the Plan Year preceding the date he became
               Totally and Permanently Disabled and
               Credited Service and Service computed as of the Participant's date of death. The amount so determined shall be reduced by the Actuarial Equivalent factors for the payment of the benefit under the one hundred percent (100%) Joint and Survivor
               Option of Section 4.02(b).

                  The benefit payable to the Surviving
               Spouse shall commence on what otherwise
               would be the Participant's Normal
               Retirement Date and shall continue on the first day of each month thereafter for the

                  Surviving Spouse's lifetime.

6.04  Death of a Vested Participant - If an active
      Participant who has satisfied the requirements for full vesting pursuant to Section 5.01 or if a terminated Participant who had satisfied the requirements for full vesting pursuant to Section
      5.01 at his date of termination of employment dies before he is otherwise eligible to commence a retirement benefit under the provisions of the Plan, a death benefit shall be payable to his Surviving
      Spouse. The death benefit shall be determined assuming that the Participant had elected to have his deferred vested retirement benefit paid under the Joint and Survivor Option of Section 4.02(b) with one hundred percent (100%) of his benefit payable after his death to his Surviving Spouse as his designated Beneficiary.

          The amount of the benefit payable to the Surviving Spouse and the commencement date shall be determined in accordance with the following provisions.

      6.04(a) If the Participant had completed ten (10) years of Service at his date of death or the date of his termination of employment the death benefit payable to his Surviving
               Spouse shall be equal to the Participant's vested Accrued Benefit as of the date of his death or the date of his termination of employment. The amount so determined shall be reduced by the Actuarial
               Equivalent factors for early retirement to reflect the period by which the benefit commencement date precedes what otherwise would be the Participant's Normal
               Retirement Date and the payment of the
               benefit under the one hundred percent
               (100%) Joint and Survivor Option of
               Section 4.02(b).

                  The Surviving Spouse may elect in
               writing to have the death benefit commence on the first day of the month coinciding with or next following the later of the date of the Participant's death or the date the Participant would have attained the age of fifty-five (55) or on the first day of any month thereafter which precedes what otherwise would be the Participant's
               Normal Retirement Date.  If the Surviving
               Spouse does not make such an election, the benefit shall commence on what otherwise would be the Participant's Normal
               Retirement Date.  Such benefit shall
               continue on the first day of each month
               thereafter for the Surviving Spouse's
               lifetime.
      6.04(b)  If the Participant had not completed ten
               (10) years of Service at his date of death or the date of his termination of employment, the death benefit payable to the Participant's Surviving Spouse shall commence on what would otherwise be the Participant's Normal Retirement Date and shall be equal to the Participant's vested
               Accrued Benefit as of the date of his
               death or the date of his termination of
               employment and the amount so determined
               shall be reduced by the Actuarial
               Equivalent factors for payment of the
               benefit under the one hundred percent
               (100%) Joint and Survivor Option of
               Section 4.02(b).

                  The benefit payable to the Surviving
               Spouse shall commence on what would
               otherwise have been the Participant's
               Normal Retirement Date and continue on the first day of each month thereafter for the Surviving Spouse's lifetime.

6.05 Death Subsequent to Retirement - Upon the death of a retired or Totally and Permanently Disabled
      Participant who is receiving benefits under the Plan, his Spouse, Surviving Spouse or Beneficiary shall be entitled to any benefits due under the basic or elected alternate form of payment of his monthly retirement benefit. If the period of guaranteed payments is exhausted at the death of a retired Participant, no death benefit shall be payable. If a death benefit is payable under any alternate form except that provided in Section 4.04, the Beneficiary may request that the Actuarial
      Equivalent value of the outstanding benefits be paid to him in a lump sum. If a death benefit is payable pursuant to Section 4.04, the Surviving Spouse may elect, in writing, to have the death benefit paid in an alternate form specified in Section 4.02 or in a lump sum.

6.06 Lump Sum Death Benefit - Notwithstanding anything contained herein to the contrary, if the Actuarial
      Equivalent of the benefit payable to the Surviving
      Spouse under Section 6.01, 6.02, 6.03 or 6.04 does not exceed three thousand five hundred dollars
      ($3,500), the Committee shall direct payment of the benefit in a lump sum to the Surviving Spouse. No lump sum distribution shall be made hereunder after the first day of the first period for which an amount is received as an annuity by the Surviving
      Spouse unless the Surviving Spouse consents in writing to a lump sum payment.

                       ARTICLE VII
                        FUNDING

7.01 Contributions by the Employer - The entire cost of benefits under the Plan shall be borne by the Employer through the Fund. The Employer intends to make its Contributions in such actuarially determined amounts as shall be sufficient to provide the benefits of the Plan and meet the minimum funding standards as required by law. Funds released through terminations of employment shall be applied to reduce the Employer's future
      Contributions.

7.02  Trust Fund - On behalf of all Employers, the
      Corporation shall enter into an agreement with the Trustee whereunder the Trustee will receive, invest and administer as a trust fund all Contributions made under this Plan in accordance with the Trust
      Agreement. The provisions of such Trust Agreement are incorporated by reference as a part of the Plan, and the rights of all persons hereunder are subject to the terms of the Trust Agreement. The Trust
      Agreement specifically provides, among other things, for the investment and reinvestment of the Fund and the income thereof, management of the Fund, responsibilities and immunities of the Trustee, removal of the Trustee and appointment of a successor, accounting by the Trustee and disbursement of the Fund.

7.03 Funding Standard Account - The Corporation (which shall be the plan administrator for all Employers in regard to this appointment) shall engage, on behalf of all Participants, an actuary, an insurance company or an actuarial firm which maintains on its staff at least one (1) person who is recognized by the Secretaries of Labor and Treasury as an enrolled actuary. In addition to performing actuarial valuations and providing actuarial statements as necessary for the annual reports required by the Secretary of Labor, such actuary shall maintain a funding standard account in accordance with rules and regulations as from time to time shall be set forth by the Secretary of Treasury or his delegate.
      The status of such funding standard account shall be reported on an annual basis to the Employer and such government agencies as may be required.

          In maintaining the funding standard account, the actuary may rely upon any certification or other information relating to employee data, Fund assets and Contribution amounts and dates made as provided or caused to be provided to the actuary by the Employer, Trustee, independent qualified public accountant or any Fiduciary to the extent such reliance is so stated by the actuary in his certification or report.

                       ARTICLE VIII
         FIDUCIARIES AND ADMINISTRATION OF THE PLAN

8.01 General - Each Fiduciary who is delegated specific duties or responsibilities under the Plan or any Fiduciary who assumes such a position with the Plan shall discharge his duties solely in the interest of Participants, Spouses, Surviving Spouses and
      Beneficiaries and for the purpose of providing such benefits as stipulated herein to such Participants, Spouses, Surviving Spouses and Beneficiaries. In carrying out such duties and responsibilities, each Fiduciary shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in exercising such authority or duties.

          A Fiduciary may serve in more than one Fiduciary capacity and may employ one or more persons to render advice with regard to his Fiduciary responsibilities. If a Fiduciary is serving as such without compensation, all expenses reasonably incurred by such Fiduciary shall be reimbursed by the Employer or, at the Corporation's direction, from the Fund.

          A Fiduciary may delegate any of his
      responsibilities for the operation and
      administration of the Plan. In limitation of this right, a Fiduciary may not delegate any responsibilities as contained herein relating to the management or control of the Fund except through the employment of an investment manager as provided in
      Section 8.03 and in the Trust Agreement.

8.02 Employer Responsibilities - The Employer established and maintains the Plan for the benefit of its Employees and of necessity retains control of the operation and administration of the Plan. In accordance with specific provisions of the Plan, the Employer has, as herein indicated, delegated certain of these rights and obligations to the Corporation, Trustee and Committee and these parties shall be responsible solely for these delegated rights and obligations.

          The Corporation shall cause an annual actuarial valuation of the Plan to be made, which will indicate the amount of Contributions necessary to comply with the minimum funding standards as may be required by law.

          The Employer shall indemnify each member of the Board, the Committee, Trustee and any other person to whom any fiduciary responsibility with respect to the Plan is delegated, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of their fiduciary duties, responsibilities and obligations under the Plan and ERISA, except for liabilities and claims arising from such Fiduciary's willful misconduct or gross negligence. For this purpose, the Employer may obtain, pay for and keep current a policy or policies of insurance; however, such insurance shall not release the Employer of liability under this provision.

          The Employer shall supply such full and timely information for all matters relating to the Plan as the Committee, Trustee, actuary and accountant, if any, engaged on behalf of the Plan by the Corporation may require for the effective discharge of their respective duties.

8.03  Trustee - The Trustee, in accordance with the Trust
      Agreement, shall have exclusive authority and discretion to manage and control the Fund, except that the Corporation (who shall be the named
      Fiduciary for all Employers in regard to this appointment) in its discretion may employ at any time and from time to time an investment manager [as defined in ERISA Section 3(38)] to direct the Trustee with respect to all or a designated portion of the assets comprising the Fund.

8.04 Administrative Committee - The Corporation shall appoint a committee of not less than three (3) persons to hold office during the pleasure of the Corporation, such committee to be known as the Administrative Committee. No compensation shall be paid from the Fund to members of the Committee for service on such Committee. The Committee shall choose from among its members a chairman and a secretary. Any action of the Committee shall be determined by the vote of a majority of its members.
      Either the chairman or the secretary may execute any certificate or other written direction on behalf of the Committee.

          The Committee shall hold meetings upon such notice, at such place or places and at such time or times as the Committee from time to time may determine. Meetings may be called by the chairman or any two (2) members. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business.

          In accordance with the provisions hereof, the Committee has been delegated certain administrative functions relating to the Plan with the duty and discretionary authority necessary to enable it properly to carry out such duties. The Committee shall have no power in any way to modify, alter, add to or subtract from, any provisions of the Plan.
      The Committee shall have the duty and discretionary authority to construe the Plan and to determine all questions that may arise thereunder relating to (a) the eligibility of individuals to participate in the Plan, (b) the amount of retirement benefit or other benefits to which any Participant, Spouse, Surviving
      Spouse or Beneficiary may become entitled hereunder, and (c) any situation not specifically covered by the provisions of the Plan. All disbursements by the Trustee, except for the payment of operating expenses of the Plan and Fund at the direction of the Corporation as provided in Section 13.10, shall be made upon, and in accordance with, the written directions of the Committee. When the Committee is required in the performance of its duties hereunder to administer, construe or reach a determination under any of the provisions of the Plan, it shall do so on a uniform, equitable and nondiscriminatory basis.

          The Committee shall establish rules and
      procedures to be followed by Participants, Spouses, Surviving Spouses and Beneficiaries in filing applications for benefits and for furnishing and verifying proofs necessary to establish age, years of Credited Service, Service, Compensation, and any other matters required in order to establish their rights to benefits in accordance with the Plan.

8.05 Claims for Benefits - All claims for benefits under the Plan shall be submitted to the Committee, who shall have the responsibility for determining the eligibility of any Participant, Spouse, Surviving
      Spouse or Beneficiary for benefits. All claims for benefits shall be made in writing and shall set forth the facts which such Participant, Spouse, Surviving Spouse or Beneficiary (the "applicant") believes to be sufficient to entitle him to the benefit claimed. The Committee may adopt forms for the submission of claims for benefits, in which case all claims for benefits shall be filed on such forms. The Committee shall provide applicants with all such forms.

          Upon receipt by the Committee of a claim for benefits, it shall determine all facts which are necessary to establish the right of an applicant to benefits under the provisions of the Plan and the amount thereof as herein provided. The Committee shall approve, deny and investigate all questionable claims. Upon request, the Committee shall afford any applicant the right of a hearing with respect to any finding of fact or determination related to any claim for benefits under the Plan. If any claim for benefits is denied, the applicant shall be notified of such decision in accordance with the provisions of Section 8.06.

8.06 Claims Procedures - The applicant shall be notified in writing of any adverse decision with respect to his claim within ninety (90) days after its submission. The notice shall be written in a manner calculated to be understood by the applicant and shall include:

      8.06(a)  The specific reason or reasons for the
               denial;
      8.06(b) Specific references to the pertinent Plan provisions on which the denial is based;
      8.06(c) A description of any additional material or information necessary for the applicant to perfect the claim and an explanation why such material or information is necessary; and
      8.06(d) An explanation of the Plan's claim review procedures.

          If special circumstances require an extension of time for processing the initial claim, a written notice of the extension and the reason therefor shall be furnished to the applicant before the end of the initial ninety (90) day period. In no event shall such extension exceed ninety (90) days.

          If a claim for benefits is denied or the applicant has no response to such claim within ninety (90) days of its submission (in which case the claim for benefits shall be deemed denied), the applicant or his duly authorized representative, at the applicant's sole expense, may appeal the denial to the Committee within sixty (60) days of the receipt of written notice of the denial or sixty
      (60) days from the date such claim is deemed denied.
      In pursuing such appeal, the applicant or his duly authorized representative may:
      8.06(e)  Request in writing that the Committee
               review the denial;
      8.06(f)  Review pertinent documents; and
      8.06(g)  Submit issues and comments in writing.

          The decision on review shall be made within sixty (60) days of receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible but not later than one hundred twenty (120) days after receipt of the request for review. If such an extension of time is required, written notice of the extension shall be furnished to the applicant before the end of the original sixty (60) day period. The decision on review shall be made in writing, shall be written in a manner calculated to be understood by the applicant, and shall include specific references to the provisions of the Plan on which the denial is based. If the decision on review is not furnished within the time specified above, the claim shall be deemed denied on review.

8.07 Records - All acts and determinations of the Committee shall be duly recorded, and all such records and other documents as may be necessary in exercising its duties under the Plan shall be preserved in the custody of the Committee. Such records and documents at all times shall be open for inspection to, and for the purpose of making copies by, any person designated by the Corporation. The
      Committee shall provide such timely information, resulting from the application of its responsibilities under the Plan, as needed by the Trustee, actuary and accountant, if any, engaged on behalf of the Plan by the Corporation for the effective discharge of their respective duties.

8.08  Missing Persons - The Committee shall direct the
      Trustee to make a reasonable effort to locate all persons entitled to benefits under the Plan;
      however, notwithstanding any provision in the Plan to the contrary, if after a period of five (5) years from the date such benefit is due, any such person entitled to benefits has not been located, his rights under the Plan shall stand suspended. Before this provision becomes operative, the Trustee shall send a certified letter to such person at his last known address advising him that his interest or benefits under the Plan shall be suspended. Any such suspended amounts shall be held by the Trustee for a period of three (3) additional years (or a total of eight (8) years from the time the benefits first become payable); provided, that if a person subsequently makes a valid claim with respect to such suspended benefits, his right to benefits shall be reinstated.
                        ARTICLE IX
   MAXIMUM BENEFITS AND REQUIRED DISTRIBUTION OF BENEFITS

9.01 Maximum Retirement Benefit - Anything herein to the contrary notwithstanding, effective for Plan Years commencing on and after January 1, 1987, the following provisions shall be applicable:
      9.01(a) The monthly retirement benefit payable in the form of a straight life annuity from the Plan on behalf of a Participant, when combined with any benefits from any other qualified Defined Benefit Plan maintained by the Employer or Affiliate, shall not exceed the amount provided in the following paragraphs of this Section 9.01, as may be modified by Section 9.02. If the normal form of payment determined under Section 4.01 is other than a straight life annuity or a qualified joint and survivor annuity, the amount determined hereunder shall be reduced on an Actuarial Equivalent basis to reflect such other payment form, with the exception that the interest assumption shall in no event be less than five percent (5%).

                  If a Participant has completed ten
               (10) or more years of participation in the Plan, the maximum monthly benefit payable in accordance with this Section 9.01 shall be the smaller of Section 9.01(a)(i) and
               Section 9.01(a)(ii) following:
               (i)   Seven thousand five hundred
                     dollars ($7,500), or such greater
                     amount determined by the Secretary
                     of Treasury as of January 1 of
                     each calendar year.  Such amount
                     shall be the maximum monthly
                     amount pursuant to this Section
                     9.01(a)(i) for that calendar year
                     and shall apply to the Limitation
                     Year ending with or within that
                     calendar year.

               (ii)  The average monthly compensation
                     the Participant received from the
                     Employer during the three (3)
                     consecutive calendar years which
                     would produce the highest such
                     average.  For purposes of this
                     Section 9.01(a)(ii),
                     "compensation" shall mean a
                     Participant's earned income,
                     wages, salaries, fees for
                     professional services and other
                     amounts received for personal
                     services actually rendered in the
                     course of employment with an
                     Employer maintaining the Plan
                     (including, but not limited to,
                     commissions paid salesmen,
                     compensation for services on the
                     basis of a percentage of profits,
                     commissions on insurance premiums,
                     tips, bonuses, fringe benefits,
                     reimbursements and expense
                     allowances) and excluding the
                     following:
                     (A) Employer contributions to a
                         plan of deferred compensation
                         to the extent such
                         contributions are not included
                         in the gross income of the
                         Employee for the taxable year
                         in which contributed, or on
                         behalf of an Employee to a
                         simplified employee pension
                         plan to the extent such
                         contributions are deductible
                         under IRC Section 404(h), and
                         any distributions from a plan
                         of deferred  compensation
                         whether or not includible in
                         the gross income of the
                         Employee when distributed.
                     (B) Amounts realized from the
                         exercise of a non-qualified
                         stock option, or when
                         restricted stock (or property)
                         held by an employee becomes
                         freely transferable or is no
                         longer subject to a
                         substantial risk of
                         forfeiture;
                     (C) Amounts realized from the
                         sale, exchange or other
                         disposition of stock acquired
                         under a qualified stock
                         option; and
                     (D) Other amounts which receive
                         special tax benefits, or
                         contributions made by an
                         Employer (whether or not under
                         a salary reduction agreement)
                         towards the purchase of an IRC
                         Section 403(b) annuity
                         contract (whether or not the
                         contributions are excludable
                         from gross income of the
                         Employee).
                         Compensation for any
                     Limitation Year is the
                     compensation actually paid or
                     includible in gross income during
                     the year.
      9.01(b) If the payment of a benefit begins before a Participant attains his Social Security
               Retirement Age, the amount set forth in
               Section 9.01(a)(i) shall be reduced to the Actuarial Equivalent of such amount;
               provided that in no event shall the
               interest assumption be less than five
               percent (5%).
                  The adjustments provided for in this
               section shall be made in a manner
               consistent with the reduction for old age insurance benefits commencing before the
               Social Security Retirement Age under the
               Social Security Act until age sixty-two
               (62) is reached.
      9.01(c) If the payment of a benefit begins after a Participant attains his Social Security
               Retirement Age, the amount set forth in
               Section 9.01(a)(i) shall be increased to the Actuarial Equivalent of such amount;
               provided that in no event shall the
               interest assumption be greater than five percent (5%).
      9.01(d) Notwithstanding the preceding provisions of this Section 9.01, the benefits payable with respect to a Participant under this Plan shall be deemed not to exceed the limitations of this Section 9.01 if:
               (i)       The retirement benefits payable
                     with respect to such Participant
                     under this Plan and under all
                     other Defined Benefit Plans to
                     which the Employer contributes do
                     not exceed ten thousand dollars
                     ($10,000) for the applicable Plan
                     Year and for any prior Plan Year;
                     and

               (ii)  The Employer has not at any time
                     maintained a Defined Contribution
                     Plan in which the Participant
                     participated.
      9.01(e) If a Participant has completed less than ten (10) years of participation in the Plan, the maximum monthly benefit payable in accordance with Section 9.01(a)(i) shall be the amount determined under
               Section 9.01(a)(i) multiplied by a
               fraction the numerator of which is the
               number of years (or part thereof) of
               participation in the Plan and the
               denominator of which is ten (10).  If a
               Participant has completed less than ten
               (10) years of Service, the maximum benefit payable in accordance with Section
               9.01(a)(ii) and the ten thousand dollar
               ($10,000) limit of Section 9.01(d) shall be the amounts determined under such sections multiplied by a fraction of the numerator of which is the number of years
               (or part thereof) of Service and the
               denominator of which is ten (10).
               However, in no event shall the provisions of this Section 9.01(e) reduce the limits of Sections 9.01(a) and 9.01(d) to an amount less than one-tenth (1/10th) of such limits without the application of this Section 9.01(e). To the extent provided in regulations, this section shall be applied separately with respect to each change in the benefit structure of the Plan.
      9.01(f)  If a Participant is covered by one or more
               Defined Benefit Plans maintained by the
               Employer, all such plans shall be
               aggregated in determining whether the
               maximum benefit limitations hereunder have been met. Further, the maximum retirement benefit as noted above may be decreased as determined necessary by the Employer to ensure that all plans will remain qualified under the IRC. Any such adjustment by the Employer shall be communicated in writing to the Committee and the actuary employed on behalf of the Plan.
      9.01(g)  If (i) an Employee is a Participant in
               this Plan as of the first day of the first
               Plan Year commencing on or after January
               1, 1987, (ii) the Plan was in existence on May 6, 1986, and (iii) the requirements of IRC Section 415 have been met for all Plan

               Years, then to the extent such
               Participant's "current accrued benefit"
               exceeds the limitations otherwise provided in this Section 9.01, the limitations determined pursuant to Section 9.01(a)(i) for said Participant shall be equal to his "current accrued benefit" for purposes of this Section 9.01 and the following
               Section 9.02.
                  For purposes of this Section 9.01(g),
               "current accrued benefit" means a
               Participant's Accrued Benefit as of the
               last day of the Plan Year prior to the
               Plan Year to which this Section 9.01
               applies when expressed as an annual
               benefit within the meaning of IRC Section
               415(b)(2) excluding any change in the
               terms and conditions of the Plan or cost-of-living adjustments occurring on and after May 5, 1986.
      9.01(h) In the case of a governmental plan within the meaning of IRC Section 414(d), or a plan maintained by a not-for-profit organization (other than a governmental unit), the following rules shall apply:
               (i)   The reference to Social Security
                     Retirement Age in Section 9.01(b)
                     shall be replaced with "age sixty-
                     two (62)" wherever it appears.
               (ii)  The following sentence shall be
                     added to the end of Section
                     9.01(b):  "The reduction under
                     this Section 9.01(b) shall not
                     reduce the limitation under
                     Section 9.01(a)(i) below (A)
                     seventy-five thousand dollars
                     ($75,000) if the benefit begins at
                     or after attainment of age fifty-five
                     (55), or (B) if the benefit
                     begins before the attainment of
                     age fifty-five (55), the Actuarial
                     Equivalent of the seventy-five
                     thousand dollar ($75,000)
                     limitation for age fifty-five
                     (55)".
               (iii) The reference to Social Security
                     Retirement Age in Section 9.01(c)
                     shall be replaced with "age sixty-five
                     (65)" wherever it appears.

9.02  Multiple Plan Participation - If an Employee is a
      Participant in one or more Defined Benefit Plans and one or more Defined Contribution Plans maintained by the Employer, the sum of his Defined Benefit Plan

      Fraction and his Defined Contribution Plan Fraction shall not exceed 1.0 during any Limitation Year.

          If the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction exceeds
      1.0 for any Limitation Year, the Employer shall adjust or freeze the rate of benefit accrual for purposes of a Defined Benefit Plan or the amount of "Annual Additions" [as defined in IRC Section
      415(c)(2)] to a Defined Contribution Plan on behalf of the Participant so that the sum of such fractions shall not exceed 1.0.

          For purposes of maximum Annual Additions to Defined Contribution Plans and maximum annual benefits payable from Defined Benefit Plans, all Defined Contribution Plans and all Defined Benefit
      Plans respectively, whether or not terminated, shall be combined and treated as one plan.
          For purposes of this Section 9.02, the term, "Defined Benefit Plan Fraction" shall mean a fraction the numerator of which is the Participant's projected annual benefit (as defined in the Defined
      Benefit Plan) determined as of the close of the Limitation Year, and the denominator of which is the lesser of:
      9.02(a)  The product of 1.25 multiplied by the
               dollar limitation in effect in Section
               9.01(a)(i) for such Limitation Year; or
      9.02(b)  The product of 1.4 multiplied by the
               amount which may be taken into account in
               Section 9.01(a)(ii) with respect to each individual under the Plan for such Limitation Year.
          The term "Defined Contribution Plan Fraction" shall mean a fraction the numerator of which is the sum of all of the Annual Additions to the Participant's individual account under the Defined
      Contribution Plan as of the close of the Limitation
      Year, and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year, and for each prior Limitation Year of employment with the Employer:
      9.02(c)  The product of 1.25 multiplied by the
               dollar limitation in effect pursuant to
               IRC Section 415(c)(1)(A) for such year
               determined without regard to IRC Section
               415(c)(6); or
      9.02(d) The product of 1.4 multiplied by an amount determined pursuant to IRC Section
               415(c)(1)(B) with respect to each
               individual under the Plan for such
               Limitation Year.

          The limitation on aggregate benefits from a Defined Benefit Plan and a Defined Contribution Plan contained in ERISA Section 2004 shall be complied with by a reduction (if necessary) in the Participant's benefits under the Defined Benefit
      Plan before a reduction of any such Defined
      Contribution Plan.

9.03  Required Distribution of Benefits - Unless the
      Participant otherwise elects under the provisions of the Plan, any payment of benefits to the Participant shall begin not later than sixty (60) days after the close of the Plan Year in which occurs the latest of:
      9.03(a) the date on which the Participant attains his Normal Retirement Age;
      9.03(b) the tenth (10th) anniversary of the date the Employee becomes a Participant; and
      9.03(c)  the date the Participant terminates his
               service with the Employer.

          Notwithstanding anything contained herein to the contrary, the entire interest of each Participant shall begin to be distributed not later than April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2) in accordance with IRC Section
      401(a)(9) and the regulations issued thereunder, inclusive of the minimum distribution incidental benefit requirements of Section 1.401(a)(9)-2 of the regulations. The spousal benefit requirements under the Plan shall be construed and enforced according to the requirements of IRC Sections 401(a)(11) and 417 and ERISA Section 205. Benefits payable under this Section 9.03 shall be paid in accordance with
      Article IV.

          Distributions may be made only over one of the following period: (a) the life of the Participant, or the joint lives of the Participant and his designated Beneficiary, or (b) a period certain not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and his designated Beneficiary.
      9.03(d)  If the distributions of a Participant's
               interest has begun and the Participant
               dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution in effect as of his date of death.
      9.03(e)  If the designated Beneficiary is the
               spouse of the Participant, the Beneficiary may elect to commence the benefit within a reasonable period of time after the Participant's death but in no event may such election be made later than (i) the December 31 of the calendar year immediately following the calendar year in which the Participant died or (ii) the December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2). The benefit may be paid over the life or over a period certain not extending beyond the life expectancy of the designated
               Beneficiary.  If the spouse dies before
               the distribution begins, then the five (5) year distribution requirement of Section
               9.03(g) shall apply as if the Beneficiary were the Participant.
      9.03(f)  If the benefit is paid to a designated
               Beneficiary, as defined in IRC Section
               401(a)(9)(E) inclusive of Section
               1.401(a)(9)-1 D-1 and D-2 of the
               regulations, other than the Participant's spouse, the distribution shall commence no later than December 31 of the calendar year immediately following the calendar year in which the Participant died. The benefit may be paid over the life or over a period certain not extended beyond the life expectancy of the designated
               Beneficiary.
      9.03(g) If there is no designated Beneficiary, as defined in IRC Section 401(a)(9) inclusive of Section 1.401(a)(9)-1 D-1 and D-2 of the regulations, at the death of the Participant, then distribution of the
               Participant's entire interest shall be
               completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.
      9.03(h) The benefit payable under the provisions of this Plan may not be paid in any form which would violate the required distribution requirements of his Section
               9.03.

          Life expectancies shall be computed by the use of the expected return multiples in Tables V and VI of Section 1.72-9 of the regulations under IRC
      Section 72.  The life expectancy of the Participant
      and Spouse, if applicable, shall be recalculated annually, unless the Participant elects otherwise.

                         ARTICLE X
             AMENDMENT AND TERMINATION OF THE PLAN

10.01 Amendment of the Plan - The Corporation shall have the right at any time by action of the Board to modify, alter or amend the Plan in whole or in part;
      provided, that the duties, powers and liability of the Trustee shall not be increased without its written consent; the amount of benefits which at the time of any such modification, alteration or amendment have accrued for any Participant, Spouse, Surviving Spouse or Beneficiary hereunder shall not be affected adversely thereby; and no such amendment shall have the effect of causing a reversion to the Employer of any part of the principal or income of the Fund.

10.02 Termination of the Plan - The Employer expects to continue the Plan indefinitely, but continuance is not assumed as a contractual obligation, and each Employer reserves the right at any time by action of its board of directors to terminate the Plan as applicable to itself. If the Employer terminates or partially terminates the Plan, or it is otherwise terminated or partially terminated, the rights of the Participants affected thereby to benefits then accrued shall be nonforfeitable, and the Trustee shall continue to administer the Fund as instructed by the Committee in accordance with the provisions hereof. Notwithstanding the above, no Participant shall have any recourse toward the satisfaction of his Accrued Benefit other than from assets of the Plan or the Pension Benefit Guaranty Corporation
      (PBGC) if a PBGC liability is present.

          If the Plan is terminated as provided in this
      Article X, the Committee shall determine the equitable share of the Fund with respect to any Employer for whom the Plan has terminated. The administration of that portion of the Fund applicable to any Employer for which the Plan has not been terminated shall be unaffected, and any references hereinafter contained in this Article X to the Fund shall refer only to that portion applicable to the Employer for whom the Plan has terminated.

          The Committee shall allocate and administer the Fund to provide benefits for Participants on the date of termination and any Spouses, Surviving
      Spouses or Beneficiaries then receiving benefits in accordance with Article IV. Such allocation of the Fund shall be made in the order of precedence and amounts indicated in ERISA Section 4044 according to principles set forth in such Section and such other portions of ERISA as it incorporates by reference.
      For the purpose of making such allocation, any regulations issued pursuant to such Section shall be deemed part of such Section.

          The allocation of that portion of the Fund computed above shall be based on the method of payment of monthly retirement benefits or death benefits as specified in the Plan. If Fund assets on or after the date of termination are insufficient to fund all benefits within any class, the benefits of all higher order of precedence shall be funded, the benefits of all lower order of precedence shall be unfunded, and the assets remaining shall be allocated among members of that class on the basis of their respective actuarial reserves, subject to the provisions of ERISA Section 4044.

          If upon termination of its participation in the Plan, an Employer fails to pay or reimburse the Trustee, actuary, accountant or attorney for the outstanding charges or expenses incurred hereunder, the Trustee is empowered to satisfy such claims by lien upon that portion of the Fund attributable to such Employer prior to making any allocation to Participants, vested terminated Participants, retired Participants, Totally and Permanently
      Disabled Participants, Spouses, Surviving Spouses and Beneficiaries of the Plan in accordance with this Article X.

          The application of the Fund on the foregoing basis shall be calculated by the actuary and certified to the Trustee by the Committee as of the date on which the Plan terminated. Subject to the restrictions of ERISA, when the calculations are completed, the interest of each Participant, vested terminated Participant, retired Participant, Totally and Permanently Disabled Participant, Spouse,
      Surviving Spouse and Beneficiary shall continue to be held in the Fund pursuant to the terms of this
      Article X, or at the direction of the Committee, the appropriate portion of the Fund shall be liquidated, and each of their interests shall be distributed to them in the form of annuity contracts, annuity payments or installments. Any funds remaining after the satisfaction of all liabilities to such Participants, vested terminated Participants, retired Participants, Totally and Permanently
      Disabled Participants, Spouses, Surviving Spouses and Beneficiaries under this Plan due to erroneous actuarial computation or assumptions shall be returned to the appropriate Employer.

10.03 Twenty-five (25) Highest Paid Limitation - Effective for Plan Years Beginning before January 1, 1994 - If the Plan is terminated or a lump sum distribution is made to a Participant who is one of the Twenty-five
      (25) Highest Paid Employees at any time before the Expiration Date, the following rules shall apply:
      10.03(a) Upon the occurrence of either of the above conditions, the Basic Benefit and any Additional Benefit which may be provided from Contributions by the Employer for any of its Twenty-five (25) Highest Paid
               Employees shall not be greater than the
               amount of benefits which can be provided by the larger of the following amounts prior to the satisfaction of all Plan liabilities relating to other Plan
               Participants to whom this Section 10.03
               does not apply:
               (i)   Twenty thousand dollars ($20,000).
               (ii)  Twenty percent (20%) of the first
                     fifty thousand dollars ($50,000)
                     of the Employee's average annual
                     compensation for the preceding
                     five (5) years multiplied by the
                     number of years since the Revision
                     Date, as hereinafter defined.
               (iii) With respect to a Substantial
                     Owner, the dollar amount which
                     equals the Actuarial Equivalent of
                     the benefit guaranteed for such
                     Participant under ERISA Section
                     4022, or if the Plan has not
                     terminated, the Actuarial
                     Equivalent of the benefit that
                     would be guaranteed if the Plan
                     terminated on the date the benefit
                     commences, determined in
                     accordance with regulations of the
                     Pension Benefit Guaranty
                     Corporation (PBGC), and with
                     respect to Participants other than
                     Substantial Owners, the dollar
                     amount which equals the Actuarial
                     Equivalent of the maximum benefit
                     described in ERISA Section
                     4022(b)(3)(B) (determined on the
                     date the Plan terminates or on the
                     date benefits are distributed, as
                     if the Plan terminated, whichever
                     is earlier and determined in
                     accordance with PBGC regulations)
                     without regard to any other
                     limitation in ERISA Section 4022.
      10.03(b) The provisions of Section 10.03(a) shall not restrict the current payment of full retirement benefits called for by the Plan for any retired Employee while the Plan is in full effect. If any funds are realized by operation of the restrictions set forth in Section 10.03(a), they shall be used to reduce subsequent Contributions by the
               Employer, or if the Employer has ceased
               its Contributions, they shall be used for the benefit of Employees other than those restricted by Section 10.03(a) on a basis which shall not result in substantial discrimination in favor of the more highly-compensated Employees, subject to any reversion of assets on Plan termination pursuant to Section 10.02.
      10.03(c) For purposes of this Section 10.03, the following definitions shall apply:
               (i)   Additional Benefits - the benefits
                     provided by the Plan which are
                     over and above those which would
                     have been provided by the
                     provisions of the Plan in effect
                     prior to the applicable Revision
                     Date had the Plan been continued
                     without change;
               (ii)  Basic Benefit - the benefit
                     initially provided by the Plan
                     less any Additional Benefits;
               (iii) Expiration Date - the tenth (10th)
                     anniversary of any Revision Date;
               (iv)  Revision Date - the effective date
                     of adoption of the Plan by the
                     Employer or the effective date of
                     any amendment to the Plan which
                     increases the benefits;
               (v)   Substantial Owner - a Participant
                     defined in ERISA Section
                     4022(b)(5); and
               (vi)  Twenty-five (25) Highest Paid
                     Employees - the twenty-five (25)
                     highest paid Employees of the
                     Employer as of the applicable
                     Revision Date, excluding, any
                     Employee whose anticipated annual
                     benefits are not expected to
                     exceed fifteen hundred dollars
                     ($1,500).
      10.03(d) If during the first ten (10) years after a Revision Date, any benefit is to be distributed in a lump sum (the amount of which represents the lump sum Actuarial
               Equivalent of the retirement benefit to
               which the Participant otherwise would be entitled to receive as the normal form of pension) to a Participant to whom this
               Section 10.03 is applicable, prior to the payment of such lump sum, the Participant shall enter into an agreement with the Employer. This agreement shall be in accordance with requirements prescribed by the Committee, Revenue Ruling 81-135 and any rulings or regulations amendatory thereof, including provisions that the
               Participant (or in the event of his death, his estate) will repay to the Fund a sum, as determined by the actuary, equal to the Actuarial Equivalent of the amounts by which the Participant's monthly retirement benefit under the Plan would have been decreased during his then remaining lifetime in accordance with this Section
               10.03, and secure such obligation to repay if the limitations contained in this
               Section 10.03 become effective.  The
               agreement shall require the Participant, promptly after the distribution to him of the lump sum payment under the Plan, to deposit as security with a depository satisfactory to the Employer and the Committee real or personal property with a fair market value, as determined by the depository, as of the date of deposit equal to at least one hundred twenty-five percent (125%) of the amount that would be repayable had the Plan terminated on the date of distribution of such lump sum. If the fair market value, as determined by the depository, of such property falls below one hundred ten percent (110%) of the amount that would have been repayable to the Fund, the Participant shall deposit with the depository additional properties so as to render the total fair market value, as determined by the depository, of the security deposited equal to one hundred twenty-five percent (125%) of the amount which would have been repayable as determined by the actuary. If the conditions of this Section 10.03(d) are met for the ten (10) year period following such Revision Date, and the Plan is not terminated, the property deposited as security in the Fund shall be redelivered to the Participant.
      10.03(e) The provisions of this Section 10.03 shall apply to former or retired Participants as well as to Participants in active service.

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

      10.03(f) If it is determined by statute, court decision in which the Internal Revenue
               Service acquiesces, ruling by the Internal
               Revenue Service or otherwise that the
               provisions of this Section 10.03 no longer are necessary to qualify the Plan under the IRC, this Section 10.03 shall be ineffective without amendment to the Plan.

10.04 Restriction on Benefits for Top Twenty-Five (25)
      Highly Compensated Employees - Effective for Plan
      Years Commencing on and After January 1, 1994 - The benefit of any active or former highly compensated employee, as defined in IRC Section 414(q), shall be limited to a benefit that is nondiscriminatory under IRC Regulation 1.401(a)(4)-5(b).
          Benefits distributed to any of the twenty-five
      (25) active or former most highly compensated employees shall be restricted so that the annual payments are no greater than an amount equal to the payment that would be made on behalf of such highly compensated employee under a single life annuity that is the Actuarial Equivalent of the sum of such highly compensated employee's Accrued Benefit and any other benefits under the Plan.

          The preceding paragraph shall not apply if: (a) after payment of the benefit to such highly compensated employee, the value of Plan assets equals or exceeds one hundred ten percent (110%) of the value of current liabilities as defined in IRC
      Section 412(l)(7), or (b) the value of the benefits for such highly compensated employee is less than one percent (1%) of the value of current liabilities.

          For purposes of this Section 10.04, "benefit" includes any loan in excess of the amount set forth in IRC Section 72(p)(2)(A), any periodic income, any withdrawal value payable to a living employee, and any death benefit not provided for by insurance on the employee's life.


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

                       ARTICLE XI
     PROVISIONS RELATIVE TO EMPLOYERS INCLUDED IN PLAN

11.01 Method of Participation - Any organization which is a member of the same controlled group of organizations as the Corporation [as determined pursuant to IRC Sections 414(b), (c), (m) (o)], with the approval of the Board, may become a party to the Plan, by adopting the Plan as a retirement plan for its Employees. Any organization which becomes a party to the Plan promptly shall deliver to the Trustee provided for in Article VII a certified copy of the resolutions or other documents evidencing its adoption of the Plan and a written instrument showing the Board's approval of the organization becoming a party to the Plan. This Plan shall be construed as a single Plan for all participating
      Employers.

11.02 Withdrawal from Participation - Any one or more of the Employers included in the Plan may withdraw from the Plan at any time by giving six (6) months advance notice in writing of its or their intention to withdraw to the Board and Committee (unless a shorter notice is agreed to by the Board).

          Upon receipt of notice of any such withdrawal, the Committee shall certify to the Trustee the equitable share of such withdrawing Employer in the Fund (to be determined by the actuary employed on behalf of the Plan by the Corporation). The Trustee thereupon shall set aside from the Fund then held by it such securities and other property as it, in its sole discretion, shall deem to be equal in value to such equitable share. If the Plan is to be terminated with respect to such Employer, the amount set aside shall be dealt with in accordance with the provisions of Section 10.02. If the Plan is not to be terminated with respect to such Employer, the Trustee shall turn over such amount to the trustee designated by such Employer, and such securities and other property thereafter shall be held and invested as a separate retirement trust of such Employer, and shall be used and applied according to the terms of a new agreement and declaration of trust between the withdrawn Employer and the trustee.

          Neither the segregation of the Fund assets upon the withdrawal of an Employer nor the execution of a new agreement and declaration of trust pursuant to any of the provisions of this Section 11.02 shall operate to permit any part of the corpus or income of the Fund to be used for or diverted to purposes other than for the exclusive benefit of

      Participants, Spouses, Surviving Spouses and
      Beneficiaries, except as otherwise may be provided in Sections 10.02, 13.08 and 13.10.

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


                         ARTICLE XII
                 TOP HEAVY PLAN PROVISIONS

12.01 General - Notwithstanding anything contained herein to the contrary, if the Plan, when combined with all other plans required to be aggregated pursuant to IRC Section 416(g), is deemed to be a Top Heavy Plan for any Plan Year, the following conditions shall become operative.

12.02 Minimum Benefits - For the first Plan Year commencing on or after January 1, 1984, that the Plan is deemed a Top Heavy Plan, and any Plan Year thereafter in which the Plan is a Top Heavy Plan, a minimum annual Accrued Benefit applicable to all Non-Key Employees who are Participants equal to the lesser of two percent (2%) of Top Heavy Compensation multiplied by the Participant's number of years of Top Heavy Service or twenty percent (20%) of his Top
      Heavy Compensation shall be provided.

12.03 Definitions -
      12.03(a) Key Employee means any employee, former employee or beneficiary of a former employee in an Employer plan who at any time during the Plan Year or any of the four (4) preceding Plan Years is:
               (i)   An officer of the Employer having
                     annual compensation greater than
                     fifty percent (50%) of the amount
                     in effect under IRC Section
                     415(b)(1)(A) for any such Plan
                     Year;
               (ii)  One (1) of the ten (10) employees
                     having annual compensation from
                     the Employer of more than the
                     limitation in effect under IRC
                     Section 415(c)(1)(A) and owning
                     (or considered as owning within
                     the meaning of IRC Section 318)
                     more than a one-half percent
                     (1/2%) interest and the largest
                     interest in the Employer;
               (iii) A five percent (5%) owner of the
                     Employer; or
               (iv)  A one percent (1%) owner of the
                     Employer having annual
                     compensation from the Employer of
                     more than one hundred fifty
                     thousand dollars ($150,000).
                  For purposes of Section 12.03(a)(i),
               no more than fifty (50) employees [or, if
               lesser, the greater of three (3) or ten
               percent (10%) of employees] shall be

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

               treated as officers.  Further, for
               purposes of determining the number of
               officers taken into account under Section
               12.03(a)(i), employees described in IRC
               Section 414(q)(8) shall be excluded.
                  With respect to Section 12.03(a)(ii)
               above, if two (2) Employees have the same ownership interest in the Employer, the Employee having the greater annual compensation from the Employer shall be treated as having a larger interest.
                  For purposes of this Section 12.03,
               "compensation" shall have the same meaning as in IRC Section 414(q)(7).
      12.03(b) Non-Key Employee means an employee, former employee or beneficiary of a former employee who is not a Key Employee.
      12.03(c) Top Heavy Plan generally means, on or after January 1, 1984, any plan under which, as of any determination date the present value of the cumulative accrued benefits for Key Employees exceed sixty percent (60%) of the present value of the cumulative accrued benefits for all
               Employees.
               For purposes of this definition:
               (i)   If the plan is a Defined Benefit
                     Plan, the present value of
                     cumulative accrued benefits shall
                     be the lump sum present value
                     determined pursuant to this
                     Article XII.  If the plan is a
                     Defined Contribution Plan, the
                     present value of cumulative
                     accrued benefits shall be deemed
                     to be the market value of all
                     Employee accounts under the plan.
                     Notwithstanding the above, for
                     purposes of determining the
                     present value of the cumulative
                     accrued benefits, distributions
                     made within a five (5) year period
                     ending on the determination date
                     shall be included.
               (ii)  A plan shall be considered a Top
                     Heavy Plan for any Plan Year if,
                     on the last day of the preceding
                     Plan Year, the above conditions
                     were met.  For the first Plan Year
                     that a Plan is in effect, the
                     determination of whether the Plan
                     is a Top Heavy Plan shall be made
                     as of the last day of such Plan
                     Year.  Any such determination
                     shall be based on the valuation
                     date falling within that Plan
                     Year.  For this purpose, the
                     valuation date must be the same
                     valuation date used for computing
                     Plan costs for minimum funding,
                     regardless of whether a valuation
                     is performed that year.
               (iii) Each plan of the Employer required
                     to be included in an "aggregation
                     group" shall be treated as a Top
                     Heavy Plan if such group is a top
                     heavy group.
               (iv)  The term "aggregation group" means
                     (A) each plan of the Employer that
                         is currently effective or
                         which has terminated within
                         the five (5) year period
                         ending on the determination
                         date in which a Key Employee
                         is a Participant during the
                         Plan Year containing the year
                         of determination or any of the
                         four (4) preceding Plan Years;
                     (B) each other plan of the
                         Employer which enables any
                         plan in (A) to meet the
                         requirements of IRC Section
                         401(a)(4) or 410.
                         A permissive aggregation group
                     consists of plans of the Employer
                     that are required to be
                     aggregated, plus one (1) or more
                     plans of the Employer that are not
                     part of a required aggregation
                     group but satisfy the requirements
                     of IRC Sections 401(a)(4) and 410
                     when considered together with the
                     required aggregation group.
               (v)   If any individual has not
                     performed any service for the
                     Employer at any time during the
                     five (5) year period ending on the
                     determination date, any accrued
                     benefit for such individual shall
                     not be taken into account in the
                     testing procedure herein
                     described.
      12.03(d) Top Heavy Compensation means a
               Participant's average annual Full
               Compensation during that period of five
               (5) consecutive Testing Years for which
               his aggregate Full Compensation was the
               greatest.  If he has fewer than five (5)

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

               consecutive Testing Years, his Top Heavy
               Compensation shall mean his average annual
               Full Compensation during that period
               containing the largest number of
               consecutive Testing Years; provided, that if there is more than one such period, Top
               Heavy Compensation shall be calculated on the basis of such period for which such average is the greatest.
      12.03(e) Testing Year means a Plan Year which (i) constitutes a year of Service for such Participant, and (ii) begins prior to the end of the last Plan Year for which the Plan was a Top Heavy Plan. Except to the extent excluded under the preceding sentence, Plan Years beginning before 1984 shall be Testing Years.
      12.03(f) Full Compensation means, for any Employee for any Plan Year, his compensation [as such term is defined in Section
               9.01(a)(ii)] from the Employer or
               Affiliate for such Plan Year, except that Full Compensation for any Plan Year shall not exceed one hundred fifty thousand dollars ($150,000) or such greater amount as may be determined by the Secretary of Treasury pursuant to IRC Section
               401(a)(17).
      12.03(g) Top Heavy Service means a year of Credited
               Service in which the Plan is deemed to be a Top Heavy Plan with the exception that Credited Service prior to January 1, 1984, shall be excluded.
          These definitions shall be interpreted
      consistent with IRC Section 416 and rules and regulations issued thereunder. Further, such law and regulations shall be controlling in all determinations under these definitions, inclusive of any provisions and requirements stated thereunder but hereinabove absent.

12.04 Multiple Plan Participation - If the Plan is deemed to be a Top Heavy Plan for the Plan Year, then the multiplier of 1.25 in Sections 9.02(a) and 9.02(c) shall be reduced to 1.0 unless:
      12.04(a) All plans required to be aggregated and any other plans which may be permissively aggregated pursuant to IRC Section 416(g) are ninety percent (90%) or less top heavy; and
      12.04(b) The minimum accrued benefit referenced in IRC Section 416(c)(1) and Section 12.02 is modified by substituting three percent
               (3%) for two percent (2%) and increasing

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

               twenty percent (20%) by one (1) percentage point for each year of Top Heavy Service
               (but not by more than ten (10) percentage points).

12.05 No Duplication of Minimum Benefit - These Top Heavy
      Plan provisions shall not require that the entire defined benefit minimum benefit and defined contribution minimum contribution be provided. To the extent that there is a defined benefit accrued benefit, it shall be controlling. To the extent that there is an Employer contribution to a Defined
      Contribution Plan, then there shall be a determination as to whether the defined contribution amount is comparable to the difference between the defined benefit minimum benefit and the minimum defined benefit accrued benefit required under IRC
      Section 416.  If the defined contribution amount is
      not comparable, then the difference shall be provided in the Defined Benefit Plan.

12.06 Actuarial Assumptions - For purposes of determining whether a Defined Benefit Plan is a Top Heavy Plan, calculations shall be based on the Actuarial
      Equivalent factors with such determination made on the valuation date which occurs within the Plan
      Year. If more than one (1) plan is being used for Top Heavy Plan testing, the same actuarial assumptions shall be used for all such plans.
      Further, pursuant to Internal Revenue Service
      Regulation 1.416-1, T-26 and T-27, proportional subsidies shall be ignored, and non-proportional subsidies shall be considered.

12.07 Vesting - If the vesting schedule provided in
      Section 5.01 is less liberal than the vesting schedule hereinafter provided, then the following vesting schedule shall apply for each Participant with an Hour of Service after the Plan becomes a Top
      Heavy Plan. This schedule shall remain in effect in all future Plan Years.


               Vested
               Years of Service                Percentage
               ----------------                ----------
               Less than 3 years                   0%
               3 years or more                   100%


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
                              ARTICLE XIII
                              MISCELLANEOUS

13.01 Governing Law - The Plan shall be construed,
      regulated and   administered according to the laws of
      the Commonwealth of Virginia, except in those areas preempted by the laws of the United States of America.

13.02 Construction - The headings and subheadings in the Plan have been inserted for convenience of reference only and shall not affect the construction of the provisions hereof. In any necessary construction, the masculine shall include the feminine and the singular the plural, and vice versa.

13.03 No Employment Contract - This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or inducement for the employment of any Participant or employee. No Participant shall acquire any right to be retained in the Employer's employ by virtue of the Plan, nor upon his dismissal or voluntary termination of employment, shall he have any right or interest in and to the Fund other than as specifically provided herein. Except to the extent required by law, the Employer shall not be liable for the payment of any benefit provided for herein;
      all benefits hereunder shall be payable only from the Fund and only to the extent that the Fund is sufficient therefor.

13.04 Receipt Prior to Payment - The Trustee, Committee, or Employer, jointly or severally, may, but need not, require a written receipt as a condition precedent to any payment called for by the Plan to be made to a Participant, Spouse, Surviving Spouse, Beneficiary, or to their heirs, successors, executors and legal representatives.

13.05 Payments to Minors and Incompetents - If any
      Participant, Spouse, Surviving Spouse or Beneficiary is a minor or in the judgment of the Committee is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due him under the Plan, the Committee may make such payment or any part thereof to or for the benefit of such Participant, Spouse, Surviving Spouse or
      Beneficiary, or directly to or for the benefit of any person determined by the Committee to have incurred expense or assumed responsibility for the expenses of such Participant, Spouse, Surviving
      Spouse or Beneficiary.


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

13.06 Non-alienability of Benefits - No benefits or other amounts payable under the Plan shall be subject in any manner to anticipation, sale, transfer, assignment, pledge, encumbrance, charge or alienation. If the Committee determines that any person entitled to any payments under the Plan has become insolvent or bankrupt or has attempted to anticipate, sell, transfer, assign, pledge, encumber, charge or otherwise in any manner alienate any benefit or other amount payable to him under the Plan or that there is any danger of any levy or attachment or other court process or encumbrance on the part of any creditor of such person entitled to payments under the Plan, against any benefit or other amounts payable to such person, the Committee may, at any time, in its discretion, direct the Trustee to withhold any or all payments to such person under the Plan and apply the same for the benefit of such person in such manner and in such proportion as the Committee may deem proper.
      Notwithstanding anything contained herein to the contrary, with respect to a debt due by the Participant to the Employer, a Participant, Spouse,
      Surviving Spouse or Beneficiary in pay status may assign or alienate rights to future benefit payments provided that any such assignment or alienation:
      13.06(a) is voluntary and revocable,
      13.06(b) does not exceed ten percent (10%) of any
               benefit payment, and
      13.06(c) is neither for the purpose, nor has the effect, of defraying plan administrative costs.
          Notwithstanding anything contained herein to the contrary, upon the receipt by the Plan of a Domestic
      Relations Order, the following provisions of this
      Section 13.06 shall become effective.
      13.06(d) Determination of Qualified Domestic
               Relations Order - Upon receipt by the Plan of a Domestic Relations Order, the Committee shall promptly notify the
               Participant and any Alternate Payee of
               such receipt and the Plan's procedures for determining if such order is a Qualified
               Domestic Relations Order. In accordance with reasonable procedures established by the Committee, the Committee shall determine whether such order is a Qualified Domestic Relations Order and shall notify the Participant and Alternate
               Payee of such determination within a
               reasonable time thereafter.
               Notwithstanding anything contained herein to the contrary, if a benefit is being paid pursuant to a Domestic Relations

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

               Order on January 1, 1985, such order shall be considered to be a Qualified Domestic
               Relations Order.  During the period of
               time in which the Committee is making the determination of whether the Domestic
               Relations Order is a Qualified Domestic
               Relations Order, the Committee shall
               segregate in a separate account in the
               Plan or in an escrow account the amounts which would have been payable to the Alternate Payee during such period if the order had been determined to be a Qualified Domestic Relations Order.
                  In the case of any payment before a
               Participant has separated from service
               with the Employer, a Domestic Relations
               Order shall be a Qualified Domestic
               Relations Order regardless of the fact
               that such order requires that payment of benefits be made to an Alternate Payee
               (i)   on or after the date on which the
                     Participant attains or first would
                     have attained his Early Retirement
                     Date,
               (ii)  as if the Participant had retired
                     on the date on which such payment
                     is to begin under such order
                     taking into account only the
                     present value of the benefits
                     actually accrued and not taking
                     into account the present value of
                     any Employer subsidy for early
                     retirement based on the interest
                     rate specified in the Plan or, if
                     no rate is specified, five percent
                     (5%), and
               (iii) in any form in which such benefits
                     may be paid under the Plan to the
                     Participant (other than in the
                     form of a joint and survivor
                     annuity with respect to the
                     Alternate Payee and his or her
                     subsequent spouse).
      13.06(e) Payment to Alternate Payee - If the
               Domestic Relations Order is determined to be a Qualified Domestic Relations Order within eighteen (18) months, the Committee shall pay the segregated amounts to the person or persons entitled thereto.
                  If it is determined that the order is
               not a Qualified Domestic Relations Order or the issue as to whether such order is a Qualified Domestic Relations Order is not resolved within eighteen (18) months, then


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

               the Committee shall pay the segregated
               amount to the person who would have been entitled to such amounts as if there had been no order.
                  Any determination that an order is a
               Qualified Domestic Relations Order which is made after the close of the eighteen
               (18) month period shall be applied
               prospectively only.
      13.06(f) Definitions - For purposes of this Section
               13.06, the following definitions shall be applicable:
               (i)   Alternate Payee means any spouse,
                     child or other dependent of a
                     Participant who is recognized by a
                     Domestic Relations Order as having
                     a right to receive all, or a
                     portion of, the benefits payable
                     under a Plan with respect to such
                     Participant.
               (ii)  Domestic Relations Order - Any
                     judgment, decree or order
                     (including approval of a property
                     settlement agreement) which
                     (A) relates to the provisions of
                         child support, alimony
                         payments, or marital property
                         rights to a spouse, child or
                         other dependent of a
                         Participant, and
                     (B) is made pursuant to a state
                         domestic relations law
                         (including a community
                         property law).
               (iii) Qualified Domestic Relations Order
                     - A Domestic Relations Order which
                     creates or recognizes the
                     existence of an Alternate Payee's
                     right to, or assigns to an
                     Alternate Payee the right to,
                     receive all or a portion of the
                     benefits payable with respect to a
                     Participant under the Plan;
                     provided that such Domestic
                     Relations Order clearly specifies
                     (A) the name and last known
                         mailing address (if any) of
                         the Participant and the name
                         and mailing address of each
                         Alternate Payee covered by the
                         order,
                     (B) the amount or percentage of
                         the Participant's benefit to
                         be paid by the Plan to each

                         Alternate Payee or the manner
                         in which such amount or
                         percentage is to be
                         determined,
                     (C) the number of payments or
                         period to which such order
                         applies, and
                     (D) each plan to which such order
                         applies.
                         A Domestic Relations Order
                     meets the requirements of this
                     subsection only if such order does
                     not require the Plan
                     (E) to provide any type or form of
                         benefits, or any optional
                         payment form, not otherwise
                         provided under the Plan,
                     (F) to provide increased benefits
                         (determined on the basis of
                         Actuarial Equivalent value),
                         and
                     (G) to make payment of benefits to
                         an Alternate Payee which are
                         required to be paid to another
                         Alternate Payee under another
                         order previously determined to
                         be a Qualified Domestic
                         Relations Order.
      13.06(g) Establishment of Plan Procedures - For purposes of this Section 13.06, reasonable procedures shall be established under the Plan to determine the qualified status of Domestic Relations Orders and to administer distributions under Qualified
               Domestic Relations Orders. The procedures established by the Plan shall:
               (i)   be set forth in writing,
               (ii)  provide for the notification of
                     each person specified in a
                     Domestic Relations Order as
                     entitled to payment of benefits
                     under the Plan (at the address
                     included in the Domestic Relations
                     Order) of such procedures promptly
                     upon receipt by the Plan of the
                     Domestic Relations Order, and
               (iii) permit an Alternate Payee to
                     designate a representative for
                     receipt of copies of notices that
                     are sent to the Alternate Payee
                     with respect to a Domestic
                     Relations Order.

13.07 Merger of Plans - If the Plan is merged or consolidated with another plan or assets or liabilities of the Plan are transferred to another plan, each then Participant shall not, as a result of such event, be entitled on the day following such merger, consolidation or transfer under the termination of Plan provisions to a lesser benefit than the benefit to which he was entitled to on the date prior to the merger, consolidation or transfer if the Plan had then terminated.

13.08 Mistake of Fact - Notwithstanding anything herein to the contrary, there shall be returned to the Employer any Contribution which was made as follows:
      13.08(a) By a mistake of fact, as determined by the Internal Revenue Service or in such other manner as the Internal Revenue Service may permit;
      13.08(b) Prior to the receipt of initial qualification; provided that the Plan received an adverse determination with respect to its initial qualification, and the application for determination of initial qualification was made by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan was adopted, or such later date as the Secretary of Treasury may prescribe; or
      13.08(c) In an amount that exceeded the deductible limits on such Contribution as set forth under IRC Section 404, as determined by the Internal Revenue Service or in such other manner as the Internal Revenue
               Service may permit.

          The return of any Contribution as hereinbefore provided shall be made within one (1) year after the payment of the Contribution, denial of the initial qualification or disallowance of the deduction (to the extent disallowed), whichever is applicable.
      Any Contribution returned due to mistake of fact under Section 13.08(a) or disallowance of a tax deduction under Section 13.08(c) shall be reduced by its share of the losses and expenses of the Fund but shall not be increased by income or gains of the Fund. Any Contribution returned to the Employer due to denial of initial qualification under Section
      13.08(b) shall be equal to the entire assets of the Plan attributable to Contributions by the Employer.

13.09 Exclusive Benefit - The Employer shall not be entitled to any part of the corpus or income of the Fund, and no part thereof shall be used for or diverted to purposes other than for the exclusive

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

      benefit of Participants, Spouses, Surviving Spouses and Beneficiaries hereunder except as provided in Sections 13.08 and 13.10.

13.10 Expenses - The operating expenses of the Plan and Fund shall be paid by the Employer or, upon the direction of the Corporation, may be paid from the Fund to the extent such expenses are permitted to be charged against the Fund. The determination of whether expenses may be charged against the Fund shall be made by the Corporation.

13.11 Indemnification - The Employer shall indemnify and hold harmless each person or persons who may serve on the Committee from any and all claims, loss, damages, expenses (including attorney's fees) and liability (including any amounts paid in settlement) arising from any act or omission of such person or persons, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such person or persons. No
      Plan assets may be used for any such
      indemnification.

13.12 Small Payments - If the retirement benefit payable to a Participant at retirement is less than twenty-five dollars ($25.00) per month, such benefit payments shall be made on a quarterly, semi-annual or annual basis.

13.13 Counterparts - The Plan and the Trust Agreement may be executed in any number of counterparts, each of which shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

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                              ADOPTION OF THE PLAN

  Notwithstanding anything contained herein to the contrary, this Plan is amended and maintained under the condition that it shall continue to be approved and qualified by the Internal Revenue Service under IRC Section 401(a) and that the Trust hereunder is exempt under IRC Section 501(a), or under any comparable Sections of any future legislation which amends, supplements or supersedes such Sections.

  If the Internal Revenue Service determines that the Plan as amended and restated hereby is not qualified, the Corporation may modify the Plan to meet Internal Revenue Service requirements.

  As evidence of its adoption of the Plan, Owens & Minor, Inc. has caused this instrument to be signed by its duly authorized officers and its corporate seal is affixed hereto this ---------- day of--------------, 19--.

ATTEST:               OWENS & MINOR, INC.



By:-----------------  By:-------------------------
                            (Title)


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                                    APPENDIX
                          ACTUARIAL EQUIVALENT FACTORS

Pursuant to the provisions of Section 1.02 of the Plan, the following bases shall be used for the computation of Actuarial Equivalents under the Plan.

1.   ELIGIBILITY AND PARTICIPATION -- ARTICLE II

     (a)  Reemployment of Retired Participants -- Section 2.04

          For the purpose of the adjustments in this Section - the same basis used for Available Options - Section 4.02.

2.   RETIREMENT BENEFITS -- ARTICLE III

     (a)  Delayed Retirement Benefit - Section 3.02

          For the purpose of the adjustments in this Section - the same basis used for Available Options - Section 4.02.

     (b)  Early Retirement Benefit - Section 3.03

          The reduction factors for commencement of a retired benefit due to a Participant's early retirement are one-third of one percent (1/3%) per month for each month by which the Participant's benefit commencement date precedes his Normal Retirement Date.

3.   NORMAL AND OPTIONAL METHODS OF RETIREMENT BENEFIT PAYMENTS -- ARTICLE IV

     (a)  Available Options - Section 4.02

          Actuarial Equivalent means having an equivalent value computed as a weighted average equal to (i) eighty percent (80%) of the actuarial equivalent when computed on the basis of the 1971 Group Annuity Mortality Table for Males for Employee mortality and the 1971 Group Annuity Mortality Table for Males with a six (6) year setback in ages for the mortality of Spouses and Beneficiaries of Employees and an interest rate of seven percent (7%) per annum and (ii) twenty percent (20%) of the actuarial equivalent when computed on the basis of the 1971 Group Annuity Mortality Table for Males with a six (6) year

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          setback in ages for Employee mortality and the 1971 Group Annuity
          Mortality Table for Males for the mortality of Spouses and Beneficiaries of Employees and an interest rate of seven percent (7%) per annum.

     (b)  Lump Sum Payments - Section 4.05

          Actuarial Equivalent for lump sum payments shall be based on the interest rates published by the Pension Benefit Guaranty Corporation
          (PBGC) to value immediate and deferred annuities for plans terminating as of the first day of the Plan Year coinciding with or immediately preceding the date of distribution and on the UP-1984 Mortality Table. Notwithstanding anything contained herein to the contrary, in no event will any lump sum amount as hereinbefore determined for any Participant ever be less than the lump sum value of the Participant's Accrued Benefit on December 31, 1984, computed under the provisions of the Plan as in effect on December 31, 1984.

4.   BENEFITS ON TERMINATION OF EMPLOYMENT - ARTICLE V

     (a)  Payment of Deferred Vested Benefit - Section 5.02

          For the purpose of the adjustments in this Section - the same basis used for Early Retirement Benefit - Section 3.03.

5.   BENEFITS ON DEATH - ARTICLE VI

     (a)  Death After Eligibility for Early Retirement - Section 6.01

          For the purpose of the adjustments in this Section - the same reduction factors used for Early Retirement Benefit - Section 3.03 and the same basis used for Available Options - Section 4.02.

     (b)  Death After Eligibility for Normal Retirement - Section 6.02

          For the purpose of the adjustments in the second paragraph of this Section - the same basis used for Available Options - Section 4.02.

     (c)  Death After Eligibility for Disability Retirement - Section 6.03

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          For the purpose of the adjustments in Section 6.03(a) - the same reduction factors used for Early Retirement Benefit - Section 3.03 and the same basis used for Available Options - Section 4.02. For the purpose of the adjustments in Section 6.03(b) - the same basis used for Available Options - Section 4.02.

     (d)  Death of a Vested Participant - Section 6.04

          For the purpose of the adjustments in Section 6.04(a) - the same reduction factors used for Early Retirement Benefit - Section 3.03 and the same basis used for Available Options - Section 4.02. For the purpose of the adjustments in Section 6.04(b) - the same basis used for Available Options - Section 4.02.

     (e)  Death Subsequent to Retirement - Section 6.05

          For the purpose of determining the value in this Section - the same basis used for Lump Sum Payments - Section 4.05.

     (f)  Lump Sum Death Benefit - Section 6.06

          For the purpose of determining the value in this Section - the same basis used for Lump Sum Payments - Section 4.05.

6.   MAXIMUM BENEFITS AND REQUIRED DISTRIBUTION OF BENEFITS -- ARTICLE IX

          For purposes of Section 9.01 and the first paragraph of Sections 9.01(b) and 9.01(c), the mortality basis used shall be the same basis used for Available Options - Section 4.02.

          The early retirement factors described in Section 9.01(b) shall be the same reduction factors used for Early Retirement Benefit - Section 3.03.

          For purposes of Section 9.01(h)(ii) - the same basis used for Available Options - Section 4.02.

7.   AMENDMENT AND TERMINATION OF THE PLAN - ARTICLE X

          For purposes of Sections 10.03(a)(iii), 10.03(d) and 10.04 - the same basis used for Available Options - Section 4.02. For purposes of determining the value in Section 10.03(d) - the same basis used for Lump Sum Payments - Section

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          4.05.

8.   TOP HEAVY PLAN PROVISIONS - ARTICLE XII

          For purposes of Section 12.06 - Actuarial
          Assumptions - the same basis used for Available
          Options - Section 4.02.

9.   MISCELLANEOUS - ARTICLE XIII

          For purposes of Section 13.06(f) - the same basis used for Available Options - Section 4.02.